UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Nuburu, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NUBURU, INC.

7442 S Tucson Way, Suite 130

Centennial, CO 80112

April 21, 2023

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Nuburu, Inc., a Delaware corporation (referred to herein as the “Company,” “we” or “our”), to be held virtually via live audio webcast on June 16, 2023, at 9:00 a.m. Mountain Time, for the following purposes:

1.
To elect the two Class I directors named in the Proxy Statement to hold office until the annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified;
2.
To ratify the selection, by the audit committee (the “Audit Committee”) and our board of directors, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials unless they specifically request them. We will send a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2023 to our stockholders of record as of the close of business on April 18, 2023 (the "Record Date"). We are also providing access to our proxy materials over the Internet beginning on or about April 21, 2023. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

The Annual Meeting can be accessed by visiting www.proxydocs.com/BURU, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice or on the proxy card that you request and receive by mail or e-mail. The Notice contains instructions for accessing the proxy materials, including the Proxy Statement and our annual report on Form 10-K filed on March 31, 2023 and our current report on Form 8-K filed on February 6, 2023, as amended on March 31, 2023, which contains financial statements for the fiscal year ended December 31, 2022 (the "Annual Report"), and provides information on how stockholders may obtain paper copies free of charge. The Notice also provides the date and time of the Annual Meeting; the matters to be acted upon at the meeting and the recommendation from our board of directors with regard to each matter; and information on how to attend the meeting and vote online.

It is important that your shares be represented and voted whether or not you plan to attend the virtual Annual Meeting. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our board of directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, our board of directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of our board of directors and the officers and employees of the Company, I would like to take this opportunity to thank our stockholders for their continued support.

Sincerely,

/s/ Mark Zediker
Dr. Mark Zediker Chief Executive Officer, Co-Founder and Director

i

NUBURU, INC.

7442 S Tucson Way, Suite 130

Centennial, CO 80112

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Nuburu, Inc. (the “Company”) will be held virtually via live audio webcast on June 16, 2023, at 9:00 a.m. Mountain Time, for the following purposes:

1.
To elect the two Class I directors named in the Proxy Statement to hold office until the annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified;
2.
To ratify the selection, by the audit committee (the “Audit Committee”) and our board of directors, of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice. Only stockholders who owned our common stock ("Common Stock") at the close of business on April 18, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.

We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, stockholders will not receive paper copies of our proxy materials unless they specifically request them. We will send a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2023 to our stockholders of record as of the close of business on the Record Date. We are also providing access to our proxy materials over the Internet beginning on or about April 21, 2023. Electronic delivery of our proxy materials will significantly reduce our printing and mailing costs, and the environmental impact of the proxy materials.

The Annual Meeting can be accessed by visiting www.proxydocs.com/BURU, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice or on the proxy card that you request and receive by mail or e-mail. The Notice contains instructions for accessing the proxy materials, including the Proxy Statement and our Annual Report, and provides information on how stockholders may obtain paper copies free of charge. The Notice also provides the date and time of the Annual Meeting; the matters to be acted upon at the meeting and the recommendation from our board of directors with regard to each matter; and information on how to attend the meeting and vote online.

It is important that your shares be represented and voted whether or not you plan to attend the virtual Annual Meeting. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

Our board of directors recommends that you vote (i) FOR the election of all nominees to serve as directors of the Company, and (ii) FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

By order of the Board of Directors,

/s/ Ron Nicol
Ron Nicol Chairman of the board of directors

Centennial, Colorado

April 21, 2023

YOUR VOTE IS IMPORTANT

PLEASE PROMPTLY AUTHORIZE A PROXY TO CAST YOUR VOTES THROUGH THE INTERNET FOLLOWING THE VOTING PROCEDURES DESCRIBED IN THE NOTICE OR, IF YOU HAVE REQUESTED AND RECEIVED PAPER COPIES OF THE PROXY MATERIALS, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE PROXY CARD SENT TO YOU.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2023

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What is Nuburu’s relationship to Tailwind Acquisition Corp.?

The original Nuburu, Inc., now named Nuburu Subsidiary Inc. (“Legacy Nuburu”), is a leading innovator in high-power, high-brightness blue laser technology that is focused on bringing breakthrough improvements to a broad range of high value applications including welding and 3D printing. On January 31, 2023, (the "Closing Date"), Legacy Nuburu consummated a business combination, (the "Business Combination"), with Tailwind Acquisition Corp., a special purpose acquisition company (“Tailwind”), whereby Legacy Nuburu became a wholly owned subsidiary of Tailwind, and Tailwind changed its name to Nuburu, Inc., a Delaware corporation.

What is the date, time and place of the Annual Meeting?

Nuburu, Inc.’s 2023 Annual Stockholders’ Meeting will be held virtually via live audio webcast on Friday, June 16, 2023, beginning at 9:00 a.m. Mountain Time.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of (1) election of directors; (2) ratification of the selection of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) any other matters that properly come before the meeting.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on April 18, 2023, the Record Date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the Record Date, there were 33,872,944 shares of Common Stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available during the Annual Meeting by visiting www.proxydocs.com/BURU and for ten days prior to the meeting during normal business hours at our offices at 7442 S Tucson Way, Suite 130, Centennial, CO 80112.

What are the voting rights of the holders of our Common Stock?

Holders of Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. The Annual Meeting can be accessed by visiting www.proxydocs.com/BURU, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice or on the proxy card that you request and receive by mail or e-mail.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote are present by remote communication or represented by proxy at the Annual Meeting. On the Record Date, there were 33,872,944 shares of Common Stock outstanding and entitled to vote.

If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even if the proxy results in a broker non-vote due to the absence of voting instructions from you. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the Chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting to another time or place.

What vote is required to approve each item?

For purposes of electing directors at the Annual Meeting, the nominees receiving the support of stockholders representing the greatest numbers of shares of Common Stock present at the meeting, in person or by proxy and entitled to vote, shall be elected as directors. The affirmative vote of a majority of the shares of Common Stock present at the meeting in person or by proxy and entitled to vote is required for the: ratification of the selection of WithumSmith+Brown, PC; and approval of any other matter that may be submitted to a vote of our stockholders. Although our board of directors intends to carefully consider the stockholder vote on the compensation of our named executive officers, that final vote will not be binding on us and is advisory in nature.

A representative of Mediant Communications, Inc. will act as the inspector of election for the Annual Meeting and shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes will not be counted as votes cast “for” or votes “withheld” for the election of directors. On other matters submitted for a vote, broker non-votes will not be considered in tallying votes cast, and abstentions will be treated as a vote “against.” If less than a majority of the combined voting power of the outstanding shares of Common Stock is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

What are the board of director's recommendations?

As more fully discussed under Matters to Come Before the Annual Meeting, our board of directors recommends a vote FOR the election of the respective nominees for director named in this Proxy Statement and FOR the ratification of the selection of WithumSmith+Brown, PC.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the election of the respective nominees for director named in this Proxy Statement; (2) FOR the ratification of the selection of WithumSmith+Brown, PC; and (3) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

•
For Proposal No. 1, you may either vote “For,” or choose that your vote be “Withheld” from, any of the nominees to the board of directors.
•
For Proposal No. 2, you may either vote “For” or “Against” the proposal, or “Abstain” from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting, depending on whether you are a stockholder of record or a beneficial owner, are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in any of the following manners:

•
To vote over the Internet prior to the Annual Meeting, follow the instructions provided on the Notice of Internet Availability of Proxy Materials or on the proxy card that you request and receive by mail or e-mail. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
•
To vote by telephone, call the toll-free number found on the proxy card you may request and receive by mail or e-mail, or the toll-free number that you can find on the website referred to on the Notice of Internet Availability of Proxy Materials.
•
To vote by mail, complete, sign and date the proxy card you may request and receive by mail or e-mail and return it promptly. As long as your signed proxy card is received before the Annual Meeting, we will vote your shares as you direct.

•
To vote via the virtual meeting website, visit www.proxydocs.com/BURU. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on the proxy card that you request and receive by mail or e-mail in order to participate in the virtual Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/BURU.

Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on June 15, 2023. Even if you have submitted your vote before the Annual Meeting, you may still attend the virtual Annual Meeting and vote electronically. In such case, your previously submitted proxy will be disregarded.

Stockholder of Record: Shares Registered in Your Name

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted or follow the instructions to submit your vote by the Internet or telephone, if those instructions provide for Internet and telephone voting. To vote at the virtual Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy vote at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy vote in any one of three ways:

•
You may submit a new vote on the Internet or by telephone or submit a properly completed proxy card with a later date.
•
You may send a written notice that you are revoking your proxy to Nuburu’s Corporate Secretary at 7442 S Tucson Way, Suite 130, Centennial, CO 80112.
•
You may attend the virtual Annual Meeting and vote electronically at the Annual Meeting. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

How can I get help if I have trouble checking in or listening to the Annual Meeting online?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Dr. Mark Zediker, our Chief Executive Officer, and Brian Knaley, our Chief Financial Officer, have been designated as proxy holders for the Annual Meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

How can I contact Nuburu’s transfer agent?

You may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (206) 406-5789, or by writing Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004-1561. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.continentalstock.com.

Who pays for costs relating to the proxy materials and Annual Meeting of stockholders?

The costs of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Where can I find the voting results of the Annual Meeting?

We intend to disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the "SEC"), within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, we would expect to file a Form 8-K to publish preliminary results and would expect to provide the final results in an amendment to the Form 8-K as soon as they become available.

Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our Annual Report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Unless the board of directors determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors.

The board of directors currently consists of seven seated directors, divided into the three following classes:

•
Class I directors: Dr. Ake Almgren and Kristi Hummel, whose terms expire at the Annual Meeting, are standing for reelection at the Annual Meeting;
•
Class II directors: Lily Yan Hughes, Elizabeth Mora and Ron Nicol, whose current terms will expire at the annual meeting of stockholders to be held in 2024; and
•
Class III directors: Daniel Hirsch and Dr. Mark Zediker, whose current terms will expire at the annual meeting of stockholders to be held in 2025.

Ron Nicol serves as Chairman of the board of directors.

Any director may be removed from office by the stockholders of the Company as provided in Section 141(k) of the DGCL.

At each annual meeting of stockholders of the Company, stockholders will be asked to elect all of the directors of the class of directors whose term expires at the conclusion of that applicable annual meeting of stockholders. All such directors, whether newly elected or re-elected, shall be elected for a three-year term.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, those shares will be voted for the election of those substitute nominees as the board of directors may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class I directors and for our other current directors, information with respect to their position/office held with the Company and their ages as of April 21, 2023:

Name	Age	Position(s)	Position Since(1)
Class I Directors whose terms expire at the Annual Meeting and who are standing for election at the Annual Meeting
Dr. Ake Almgren(2)(4)	76	Director	2023
Kristi Hummel(3)	50	Director	2023
Class II Directors whose terms expire at the annual meeting of stockholders to be held in 2024
Lily Yan Hughes(3)(4)	60	Director	2023
Elizabeth Mora(2)	62	Director	2023
Ron Nicol(2)(3)	69	Chairman	2020
Class III Directors whose terms expire at the annual meeting of stockholders to be held in 2025
Daniel Hirsch	49	Director	2023
Dr. Mark Zediker	66	Chief Executive Officer, Co-Founder and Director	2015
(1)
Includes board service at Legacy Nuburu.
(2)
Member of the audit committee.
(3)
Member of the compensation committee.
(4)
Member of the nominating and corporate governance committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the Annual Meeting of Stockholders to be Held in 2026

Dr. Ake Almgren is a member of the board of directors. Dr. Almgren was president of ABB Power T&D Co. from 1993 to 1997, president and chief executive officer of Capstone Turbine Corporation from 1998 to 2003, and president and chief executive officer of International Battery Inc. from 2009 to 2011. He served on the board of PJM Interconnect from 2003 to 2021, including as chairman of the board from 2018 to 2021. He has also founded Orkas, Inc., an independent consulting company serving companies and institutions active in primarily the electric energy sector, and has served as its chief executive officer since 2003. Dr. Almgren holds a Master’s degree in Mechanical Engineering from the KTH Royal Institute of Technology and a PhD in Engineering from Linköping University.

We believe Dr. Almgren is qualified to serve on the board of directors due to his extensive industry and leadership experience and his strong scientific knowledge.

Kristi Hummel is a member of the board of directors. Ms. Hummel has served as the Chief Talent Officer of United Health Group (NYSE: UNH) since November 2022. Prior to that, she was Chief People Officer for Skillsoft (NYSE: SKIL), a global leader in corporate digital learning, from September 2021 until October 2022, and the senior vice president human resources at Dell Technologies Inc. (NYSE: DELL), from September 2016 until September 2021. Ms. Hummel holds both a BS in Business Administration and Management and an MBA from Babson College.

We believe Ms. Hummel is qualified to serve on the board of directors due to her extensive experience in organizational management.

Vote Required

For purposes of electing directors at the Annual Meeting, the nominees receiving the support of stockholders representing the greatest numbers of shares of Common Stock present at the meeting, in person or by proxy and entitled to vote, shall be elected as directors.

THE BOARD OF DIRECORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH CLASS I NOMINEE NAMED ABOVE

Directors Continuing in Office Until the Annual Meeting of Stockholders to be Held in 2024

Lily Yan Hughes is a member of the board of directors. Ms. Hughes has served as assistant dean at Syracuse University College of Law since July 2021, overseeing strategy and operations for the office of career services. Ms. Hughes served as the senior vice president, chief legal officer and corporate secretary of Arrow Electronics, Inc. (NYSE: ARW), a global provider of products, services, and solutions to industrial and commercial users of electronic components and enterprise computing solutions, from 2019 to 2020, and as the senior vice president, chief legal officer and corporate secretary of Public Storage (NYSE: PSA), a provider of consumer-facing, service-oriented and data-driven real estate operating and developing services, from January 2015 to May 2019. Ms. Hughes holds a BA and a JD from the University of California, Berkeley.

We believe Ms. Hughes is qualified to serve on the board of directors due to her extensive public company governance and corporate counsel experience as well as executive experience in technology and global supply chains.

Elizabeth Mora is a member of the board of directors. Ms. Mora served as the chief administrative officer, vice president for finance, administration, and treasurer at the Charles Stark Draper Laboratory, Inc., a $750 million research and development innovation laboratory, from 2008 to 2020. Ms. Mora currently serves as a board member for Limoneira Company (NASDAQ: LMNR), a diversified citrus growing, packing, selling, and marketing company; Inogen, Inc. (NASDAQ: INGN), a medical technology company; MKS Instruments (NASDAQ: MKSI), a global semi-conductor equipment, laser, and laser packaging company; Everest Consolidator Acquisition Corp. (NYSE: MNTN), a special purpose acquisition company; and Everest Consolidator LLC, a private equity firm; and as a strategic advisor to Belay Associates, a financial technology platform. Ms. Mora holds a BA in Political Science from the University of California, Berkeley, an MBA from Simmons College, and a CPA license in the Commonwealth of Massachusetts.

We believe Ms. Mora is qualified to serve on the board of directors due to her extensive industry and leadership experience, particularly in technology and manufacturing.

Ron Nicol is Chairman of the board of directors. Mr. Nicol joined the Legacy Nuburu board of directors in September 2020. Mr. Nicol has been a senior advisor to Boston Consulting Group since January 2016. Prior to that, he was a longtime senior partner and managing director of Boston Consulting Group, holding roles as the global leader of the Organization practice; global leader of the Technology, Media & Telecommunications practice; leader of the South System; and chairman of North and South America. Before joining Boston Consulting Group in 1987, Mr. Nicol held senior positions with Babcock and Wilcox and was a U.S. naval officer, serving aboard a nuclear ballistic missile submarine and teaching nuclear engineering. Mr. Nicol earned his BS in Physics from the United States Naval Academy and his MBA from the Fuqua School of Business, Duke University.

We believe Mr. Nicol is qualified to serve on the board of directors due to his extensive industry and leadership experience.

Directors Continuing in Office Until the Annual Meeting of Stockholders to be Held in 2025

Dr. Mark Zediker is the Company’s Chief Executive Officer and a member of the board of directors. Dr. Zediker co-founded Legacy Nuburu and has served as its Chief Executive Officer or Chairman since its incorporation in 2015. Prior to that he co-founded two other laser companies, Nuvonyx Inc. and Foro Energy Inc. Dr. Zediker holds a BS in Engineering Physics, an MS in Nuclear and Plasma Engineering and a PhD in Nuclear and Plasma Engineering from the University of Illinois Urbana-Champaign.

We believe Dr. Zediker is qualified to serve on the board of directors because of the perspective and experience he brings as Legacy Nuburu’s Chief Executive Officer, his extensive experience in the laser industry and his strong scientific knowledge.

Daniel Hirsch is a member of the board of directors. Mr. Hirsch has been a consultant to and Executive in Residence with Anzu Partners since August 2022. Mr. Hirsch has also been the Chief Financial Officer and Corporate Secretary and a member of the board of directors of Anzu Special Acquisition Corp I (NASDAQ: ANZU) since October 2022. Mr. Hirsch was a principal of Cascade Acquisition Holdings, LLC, the sponsor of a special purpose acquisition company, Cascade Acquisition Corp. (NYSE: CAS), formed in November 2020, and served as its chief operating officer and chief financial officer through May 2022. Mr. Hirsch served as a consultant to Trinity Real Estate Investments, LLC from January 2019 through November 2019 in connection with Trinity’s sponsorship of a special purpose acquisition company, Trinity Merger Corp, which completed its initial business combination in November 2019 with Broadmark Realty Capital (NYSE: BRMK) (“Broadmark”). Since November 2019, Mr. Hirsch has served on the board of Broadmark and is currently the chair of the Nominating and Governance Committee and a member of the Compensation Committee and the Finance Committee. In addition, Mr. Hirsch has served on the board of The Macerich Company (NYSE: MAC), a real estate investment trust, since 2018 and is currently a member of the Compensation Committee and Nominating and Governance Committee. In addition, Mr. Hirsch served as a consultant to Farallon Capital Management, L.L.C. (“Farallon”), an investment firm that manages capital on behalf of institutions and individuals, for which he has served as a board designee with respect to Farallon’s investment in Playa Hotels & Resorts N.V. (NASDAQ: PLYA), from January 2017 to March 31, 2020. During his tenure as a director at Playa Hotels & Resorts N.V., Mr. Hirsch served as the chair of the Compensation Committee, and a member of the Nominating and Governance Committee and Capital Allocation Committee. Previously, from November 2003 to December 2016, Mr. Hirsch held several senior positions at Farallon, including Managing Member of the Real Estate Group from 2009 to December 2016, Managing Director from 2007 to 2008 and Legal Counsel from 2003 to 2006. Prior to joining Farallon, Mr. Hirsch worked as an associate in the San Francisco office of the law firm Covington & Burling LLP, from 2001 to 2003. Mr. Hirsch graduated from Yale Law School with a J.D. and earned a Bachelor of Arts degree, summa cum laude, in Law, Jurisprudence and Social Thought from Amherst College.

We believe Mr. Hirsch is qualified to serve on the board of directors due to his extensive leadership experience, knowledge of the capital markets and substantive public company board experience in advising public companies on transactional and corporate governance matters. Mr. Hirsch is the current Anzu Representative (see “Certain Relationships and Related Party Transactions — The Company — Anzu Designee Letter Agreement”).

Board Diversity

The table below provides certain highlights of the composition of our Board members:

Board Diversity Matrix as of 4/21/2023
	Female	Male	Non-Binary	Did Not Disclose Gender
Total number of directors:	7
Part I: Gender Identity
Directors	3	4	―	―
Part II: Demographic Background
Asian	1	―	―	―
White	2	4	―	―
LGBTQ+	1

Director Compensation

Pursuant to the Company's Director Compensation Policy for 2023, each non-employee director will receive the following cash amounts for their service:

Compensation element
Director annual retainer	$50,000
Audit Committee chair	$50,000

The following table sets forth information regarding the compensation earned for service during the year ended December 31, 2022, by non-employee directors. The compensation of Dr. Zediker as a named executive officer is set forth below under “Executive Compensation Table.”

Director Compensation for Fiscal Year Ended December 31, 2022

Name and Principal Position	Option Awards ($)(1)	Total ($)
Ron Nicol(2)	1,423,518	1,423,518
Dr. Ake Almgren	—	—
Daniel Hirsch	—	—
Kristi Hummel	—	—
Lily Yan Hughes	—	—
Elizabeth Mora	—	—
(1)
The amount in this column represents the aggregate grant-date fair value of stock options granted to the applicable non-employee director for the applicable year, computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. For a discussion of the assumptions made by Nuburu in determining the grant-date fair value of Nuburu’s stock options, please see Note 9. Stock-Based Compensation to the audited financial statements of Legacy Nuburu for the years ended December 31, 2022 and 2021 included in Exhibit 99.1 to the Company's Amendment No. 1 to Current Report on Form 8-K filed with the SEC on March 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee director.
(2)
As of December 31, 2022, Mr. Nicol held outstanding options to purchase 1,000,000 shares.

In November 2022, Nuburu entered into letter agreements with each of Ron Nicol, Dr. Ake Almgren, Daniel Hirsch, Kristi Hummel, Lily Yan Hughes and Elizabeth Mora, each of whom serves on the board of directors as a non-employee director. Pursuant to the non-employee director letter agreements, each such non-employee director is entitled to a fee of $50,000 per annum (or $100,000 per annum in the case of Elizabeth Mora, who serves as the chair of the audit committee of the board of directors), payable quarterly in arrears (on a prorated basis, as applicable, with respect to board services rendered during the applicable quarter), as well as reimbursement of reasonable travel and other business expenses incurred in the performance of the non-employee director’s duties to Nuburu. Additionally, pursuant to the non-employee director letter agreements, following the effectiveness of the Registration Statement on Form S-8 (File No. 333-271183) registering shares of Common Stock to be issued pursuant to the 2022 Plan, each such non-employee director was granted a one-time award of restricted stock units covering 25,000 shares of Common Stock, scheduled to vest on a quarterly basis in equal installments over a two-year period commencing at the closing of the Business Combination (the "Closing"), subject to the non-employee director’s continued status as a service provider through the applicable vesting dates and such other terms and conditions as set forth in the 2022 Plan and the applicable award agreement thereunder. The foregoing description of the letter agreements is qualified in its entirety by the full text of the letter agreements, a form of which is attached as Exhibit 10.26 to our Registration Statement on Form S-1 (File No. 333-269610) filed with the SEC on February 7, 2023 and is incorporated herein by reference.

Nuburu may further revise its executive and director compensation program from time to time to better align compensation with Nuburu’s business objectives and the creation of stockholder value, while enabling Nuburu to attract, retain, incentivize and reward individuals who contribute to the long-term success of Nuburu. Decisions on the executive compensation program will be made by the compensation committee.

As of December 31, 2022, each of our non-employee directors held the following outstanding RSUs and options to purchase shares of our Common Stock:

Name and Principal Position	Shares Subject to Outstanding Options (#)	Restricted Stock Units (#)
Ron Nicol	515,393	—
Dr. Ake Almgren	—	—
Daniel Hirsch	—	—
Kristi Hummel	—	—
Lily Yan Hughes	—	—
Elizabeth Mora	—	—

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023 and is seeking ratification of this selection by our stockholders at the Annual Meeting. WithumSmith+Brown, PC has audited our financial statements since the year ended December 31, 2020. Representatives of WithumSmith+Brown, PC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of WithumSmith+Brown, PC to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain WithumSmith+Brown, PC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that a change would be in the best interests of the Company and our stockholders.

Audit and Non-Audit Services

The following table provides information regarding the fees incurred to WithumSmith+Brown, PC to Nuburu, Inc. and its predecessor, Legacy Nuburu, during the year ended December 31, 2022. All fees described below were approved by the Audit Committee.

December 31,
2022
Audit Fees(1)	$271,792
Audit-Related Fees(2)	38,000
Tax Fees(3)	7,560
All Other Fees	―
Total	$317,352
(1)
Audit Fees of WithumSmith+Brown, PC for 2022 were for professional services rendered for the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC.
(2)
Audit-Related Fees consist of fees related to assurance services not included in “Audit Fees”, which are primarily associated with fees for services incurred in connection with registration statements filed with the SEC and services normally provided by Withum in connection with statutory and regulatory filings or engagements.
(3)
Tax Fees consist of fees for tax compliance, tax advice and tax planning.

Auditor Independence

In 2022, there were no other professional services provided by WithumSmith+Brown, PC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of WithumSmith+Brown, PC.

Audit Committee Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. The Audit Committee may delegate authority to one or more of the members of the Audit Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting. Audit Committee pre-approval of non-audit services (other than review and attest services) is not required if those services fall within available exceptions established by the SEC.

The Audit Committee pre-approved all audit, audit-related, tax and other services provided by WithumSmith+Brown, PC for 2022 and 2021 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.

Vote Required

The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares cast. Abstentions will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023

REPORT OF THE AUDIT COMMITTEE

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our board of directors submits the following report:

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of the board of directors. The Audit Committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section of Nuburu’s investor relations website at https://ir.nuburu.net/governance/governance-documents/default.aspx. Management has the primary responsibility for Nuburu’s financial statements and reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Nuburu’s audited financial statements as of and for the year ended December 31, 2022.

The Audit Committee has discussed with WithumSmith+Brown, PC, Nuburu’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed WithumSmith+Brown, PC’s independence with their representatives and has received the written disclosures and the letter from WithumSmith+Brown, PC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. Finally, the Audit Committee discussed with WithumSmith+Brown, PC, with and without management present, the scope and results of WithumSmith+Brown, PC’s audits of Nuburu’s financial statements.

Based on these reviews and discussions, the Audit Committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee also has engaged WithumSmith+Brown, PC as Nuburu’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of this selection by the stockholders.

Respectfully submitted,
THE AUDIT COMMITTEE

Elizabeth Mora, Chair
Dr. Ake Almgren
Ron Nicol

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by Nuburu under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent Nuburu specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of March 31, 2023 (the "Ownership Date"), by:

•
each person or “group” who is known by the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock;
•
each of the Company’s named executive officers and directors; and
•
all current named executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our Common Stock subject to common stock warrants, options that are currently exercisable or exercisable within 60 days of the Ownership Date, and restricted stock units and performance share awards that vest within 60 days of the Ownership Date, are deemed to be outstanding and to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based upon information supplied by named executive officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Percentage ownership of our Common Stock in the table below is based on 33,585,544 shares of our Common Stock issued and outstanding on March 31, 2023. Unless noted otherwise, the address of each of the individuals and entities named below is c/o Nuburu, Inc., 7442 S Tucson Way, Suite 130, Centennial, CO 80112.

Name of Beneficial Owner	Number of Outstanding Common Shares Beneficially Owned	Number of Common Shares Exercisable Within 60 Days	Number of Common Shares Beneficially Owned	Percentage of Beneficial Ownership
Greater than 5% Stockholders:
Anzu Investors(1)	18,345,111	—	18,345,111	54.6%
Tailwind Sponsor LLC(2)	950,000	—	950,000	2.8%
Wilson-Garling 2020 Family Trust uad 9/20/20(3)	3,688,768	—	3,688,768	11.0%

Named Executive Officers and Directors:
Dr. Mark Zediker(4)	4,308,203	686,785	4,994,988	14.9%
Brian Knaley(5)	—	107,915	107,915	*
Brian Faircloth(6)	—	161,060	161,060	*
Ron Nicol(7)	267,004	354,338	621,342	1.9%
Dr. Ake Almgren	12,476	—	12,476	*
Daniel Hirsch	—	—	—	—
Lily Yan Hughes	—	—	—	—
Kristi Hummel	—	—	—	—
Elizabeth Mora	—	—	—	—
Common Shares all directors and executive officers own as a group (7 persons)	4,587,683	1,310,098	5,897,781	17.6%

* Represents beneficial ownership of less than one percent of our outstanding shares of Common Stock.

(1)
Includes (i) 4,024,512 shares of Common Stock held by Anzu Nuburu LLC, (ii) 1,851,063 shares of Common Stock held by Anzu Nuburu II LLC, (iii) 1,521,036 shares of Common Stock held by Anzu Nuburu III LLC, (iv) 10,127,833 shares of Common Stock held by Anzu Nuburu V LLC, (v) 178,002 shares of Common Stock held by Anzu Partners LLC, (vi) 503,141 shares of Common Stock held by David Seldin, (vii) 103,101 shares of Common Stock held by David & Jennifer Michael Family Ltd Partnership, (viii) 24,282 shares of Common Stock held by CST Global LLC and (ix) 12,141 shares of Common Stock held by Whitney Haring-Smith. The foregoing Anzu Investors have entered into the 10b5-1 Sales Plan authorizing Tigress to sell all of the shares of Common Stock received by the Anzu Investors at the Closing of the Business Combination during the period specified in such plan, subject to certain price and volume parameters (see also “Certain Relationships and Related Party Transactions — The Company — Permitted Anzu SPV Transactions”), and therefore may be deemed a “group” as that term is used in Section 13(d)(3) of the Exchange Act. Mr. Seldin, a Managing Partner of Anzu Partners LLC, and Debrah C. Herman, Chief Financial Officer of Anzu Partners LLC, each serve as the managers of each of the Anzu SPVs and share voting and investment power with respect thereto. The principal office of each of the Anzu Investors is 12610 Race Track Road, Suite 250, Tampa Florida 33626.

(2)
Philip Krim has voting and investment discretion with respect to the shares of Common Stock and Preferred Stock held by Tailwind Sponsor LLC (the "Sponsor") and, accordingly, may be deemed to the beneficial holder thereof. The business address of the Sponsor is 1545 Courtney Avenue, Los Angeles, California 90046.
(3)
Includes (i) 3,311,410 shares of Common Stock held by Wilson-Garling 2020 Family Trust uad 9/20/20, of which Jill Garling is the trustee, and (ii) 377,358 shares of Common Stock held by W-G Investments LLC, of which Ms. Garling is a member and of which her spouse, Thomas Wilson, is the sole manager.
(4)
Includes (i) 4,308,203 shares of Common Stock held by Dr. Zediker, (ii) 686,785 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Dr. Zediker, and (iii) 5,153 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Dr. Zediker’s spouse.
(5)
Represents 107,915 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Mr. Knaley.
(6)
Represents 161,060 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to restricted stock units held by Mr. Faircloth.
(7)
Includes (i) 121,308 shares of Common Stock held by Eunomia, LP, of which Mr. Nicol is the manager, (ii) 145,696 shares of Common Stock held by Mr. Nicol, and (iii) 354,338 shares of Common Stock that may be acquired within 60 days of the Ownership Date pursuant to stock options held by Mr. Nicol.

Percentage ownership of our Series A preferred stock ("Preferred Stock") in the table below is based on 3,234,357 shares of our Preferred Stock issued and outstanding on March 31, 2023. Unless noted otherwise, the address of each of the individuals and entities named below is c/o Nuburu, Inc., 7442 S Tucson Way, Suite 130, Centennial, CO 80112.

Name of Beneficial Owner	Number of Outstanding Series A Preferred Shares Beneficially Owned	Number of Series A Preferred Shares Exercisable Within 60 Days	Number of Series A Preferred Shares Beneficially Owned	Percentage of Beneficial Ownership
Greater than 5% Stockholders:
Anzu Investors(1)	1,081,361	—	1,081,361	33.4%
Tailwind Sponsor LLC(2)	650,000	—	650,000	20.1%
Wilson-Garling 2020 Family Trust uad 9/20/20(3)	121,205	—	121,205	3.7%

Named Executive Officers and Directors:
Dr. Mark Zediker	—	—	—	—
Brian Knaley	—	—	—	—
Brian Faircloth	—	—	—	—
Ron Nicol(4)	121,308	—	121,308	3.8%
Dr. Ake Almgren	12,476	—	12,476	*
Daniel Hirsch	—	—	—	—
Lily Yan Hughes	—	—	—	—
Kristi Hummel	—	—	—	—
Elizabeth Mora	—	—	—	—
Series A Preferred Shares all directors and executive officers own as a group (7 persons)	133,784	—	133,784	4.1%

* Represents beneficial ownership of less than one percent of our outstanding shares of Preferred Stock.

(1)
Includes (i) 97,409 shares of Preferred Stock held by Anzu Nuburu LLC, (ii) 44,767 shares of Preferred Stock held by Anzu Nuburu II LLC, (iii) 36,937 shares of Preferred Stock held by Anzu Nuburu III LLC, (iv) 244,414 shares of Preferred Stock held by Anzu Nuburu V LLC, (v) 500,000 shares of Preferred Stock held by Anzu Partners LLC, (vi) 121,411 shares of Preferred Stock held by David Seldin, (vii) 24,282 shares of Preferred Stock held by CST Global LLC and (viii) 12,141 shares of Preferred Stock held by Whitney Haring-Smith. The foregoing Anzu Investors have entered into the 10b5-1 Sales Plan authorizing Tigress to sell all of the shares of Common Stock received by the Anzu Investors at the Closing of the Business Combination during the period specified in such plan, subject to certain price and volume parameters (see also “Certain Relationships and Related Party Transactions — The Company — Permitted Anzu SPV Transactions”), and therefore may be deemed a “group” as that term is used in Section 13(d)(3) of the Exchange Act. Mr. Seldin, a Managing Partner of Anzu Partners LLC, and Debrah C. Herman, Chief Financial Officer of Anzu Partners LLC, each serve as the managers of each of the Anzu SPVs and share voting and investment power with respect thereto. The principal office of each of the Anzu Investors is 12610 Race Track Road, Suite 250, Tampa Florida 33626.
(2)
Philip Krim has voting and investment discretion with respect to the shares of Common Stock and Preferred Stock held by the Sponsor and, accordingly, may be deemed to the beneficial holder thereof. The business address of the Sponsor is 1545 Courtney Avenue, Los Angeles, California 90046.

(3)
Includes 121,205 shares of Preferred Stock held by W-G Investments LLC, of which Ms. Garling is a member and of which her spouse, Thomas Wilson, is the sole manager.
(4)
Includes 121,308 shares of Preferred Stock held by Eunomia, LP, of which Mr. Nicol is the manager.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages, as of April 18, 2023.

Name	Age	Position
Dr. Mark Zediker	66	Chief Executive Officer, Co-Founder and Director
Brian Knaley	53	Chief Financial Officer
Brian Faircloth	50	Chief Operating Officer

Dr. Mark Zediker is the Company’s Chief Executive Officer and a member of the board of directors. Please see Dr. Zediker’s biography set forth above in the section entitled “Proposal 1—Election of Directors.”

Brian Knaley is the Company’s Chief Financial Officer. Mr. Knaley has served as Legacy Nuburu’s Chief Financial Officer since February 2022. Prior to joining Legacy Nuburu, Mr. Knaley served as the chief financial officer of CEA Industries Inc. (NASDAQ: CEAD), a provider of controlled environmental solutions, from June of 2021 to February 2022, as chief financial officer of Proximo Medical LLC, a start-up specializing in the commercialization of medical devices, from June 2020 to June 2021, as senior vice president and interim chief financial officer of ViewRay (NASDAQ:VRAY), a global manufacturer of MRI-guided radiation therapy systems, from September 2018 to June 2020, as chief financial officer at ARC Group Worldwide, Inc., a global manufacturer of precision metallurgic products and advanced 3D printing company, from November 2017 to September 2018, as vice president and corporate controller at The Spectranetics Corporation, a developer and manufacturer of minimally invasive cardiovascular devices, from June 2016 to November 2017, and as corporate controller at Arcelormittal USA, a steel and mining company, from May 2012 to June 2016. Mr. Knaley holds a BA in Accounting from Thomas More College and a CPA license in the State of Ohio.

Brian Faircloth is the Company’s Chief Operating Officer. Mr. Faircloth has served as Legacy Nuburu’s Chief Operating Officer since December 2021. Prior to that he was at Foro Energy, a leader in commercializing high power lasers for the oil, natural gas, geothermal, and mining industries, as vice president of engineering from 2009 until 2016 and as chief technology officer from 2015 until December 2021, and also held various operational and leadership roles in other high power laser and optic companies. Mr. Faircloth holds a Master’s degree in Electrical Engineering and Applied Physics from Washington University in St. Louis, a Master’s in Six Sigma from Villanova University and Master certificates in Business Management and Marketing from the A.B. Freeman School of Business, Tulane University.

EXECUTIVE COMPENSATION

Prior to the Closing of the Business Combination in January 2023, none of our officers received any cash compensation for services rendered to us. Accordingly, this section relates to the compensation of executive officers of Legacy Nuburu who became our executive officers following the Business Combination.

Due to the timing of the Business Combination, the compensation of our executive officers for 2022 was determined by Legacy Nuburu. Upon consummation of the Business Combination, the board of directors established a Compensation Committee, which is responsible for determining our executive compensation following the Business Combination.

Nuburu's Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers, or NEOs. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for the year ended December 31, 2022 were as follows:

•
Dr. Mark Zediker, Chief Executive Officer, Co-Founder and Director;
•
Brian Knaley, Chief Financial Officer; and
•
Brian Faircloth, Chief Operating Officer.

2022 Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2022 and December 31, 2021. Messrs. Knaley and Faircloth were not employed by the Company prior to 2022.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)2)	All Other Compensation ($)	Total ($)
Dr. Mark Zediker	2022	$400,000	$—	$—	$—	$400,000
Chief Executive Officer, Co-Founder and director	2021	$400,000	$—	$—	$—	$400,000
Brian Knaley	2022	$325,000	$—	$962,275	$—	$1,287,275
Chief Financial Officer
Brian Faircloth	2022	$325,000	$3,150,000	$—	$—	$3,475,000
Chief Operating Officer	2021	$17,082	$—	$—	$—	$17,082

(1)
The amounts in this column represent the aggregate grant-date fair value of awards of restricted stock units granted to the applicable named executive officer for the applicable year, computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. For a discussion of the assumptions made by Nuburu in determining the grant-date fair value of Nuburu’s restricted stock unit awards, please see Note 9. Stock-Based Compensation to the audited consolidated financial statements of Legacy Nuburu for the years ended December 31, 2022 and 2021 included in Exhibit 99.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the SEC on March 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by Nuburu’s named executive officers.
(2)
The amounts in this column represent the aggregate grant-date fair value of stock options granted to the applicable named executive officer for the applicable year, computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. For a discussion of the assumptions made by Nuburu in determining the grant-date fair value of Nuburu’s stock options, please see Note 9. Stock-Based Compensation to the audited consolidated financial statements of Legacy Nuburu for the years ended December 31, 2022 and 2021 included in Exhibit 99.1 to the Company’s Amendment No. 1 to Current Report on Form 8-K filed with the SEC on March 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by Nuburu’s named executive officers.
(3)
Mr. Knaley has served as Nuburu’s Chief Financial Officer since February 21, 2022.
(4)
Mr. Faircloth has served as Nuburu’s Chief Operating Officer since December 15, 2021.

Outstanding Equity Awards at Fiscal Year End December 31, 2022

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2022.

			Option Awards				Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Dr. Mark Zediker	10/21/2020	(5)(6)	582,718	416,228	$1.36	10/20/2030	—	—
Brian Knaley	03/17/2022	(7)	—	345,314	$6.12	03/16/2032	—	—
Brian Faircloth	01/07/2022	(8)	—	—	—	—	515,394	$5,153,940
(1)
All stock options were granted pursuant to the Nuburu, Inc. 2015 Equity Incentive Plan.
(2)
The restricted stock unit award was granted pursuant to the Nuburu, Inc. 2015 Equity Incentive Plan.
(3)
This column represents the exercise price per share of the stock option on the date of the grant, as adjusted by the Common Stock Exchange Ratio.
(4)
The market value is based on the fair market value of a share of Legacy Nuburu Common Stock on December 31, 2022 of $5.15 per share, multiplied by the 1,000,000 shares of Legacy Nuburu Common Stock subject to the restricted stock unit award.
(5)
1/4th of the total shares vested on August 1, 2021, and 1/48th vested or will vest each month thereafter on the same day of the month, subject to the holder’s continuous service through each vesting date.
(6)
This option is subject to certain acceleration benefits pursuant to the named executive officer’s employment agreement, as described below under “— Executive Officer Employment Agreements”.
(7)
1/4th of the total shares vested or will vest on February 1, 2023, and 1/48th will vest each month thereafter on the same day of the month, subject to the holder remaining employed as Nuburu’s Chief Financial Officer through the applicable vesting date.
(8)
The restricted stock units subject to the award vest upon satisfaction of both a service-based requirement and a liquidity event requirement. 1/4th of the total restricted stock units subject to the award will satisfy the service-based requirement on the first trading day on or after February 15, 2023, and thereafter, 1/16th of the restricted stock units will satisfy the service-based requirement on each subsequent quarterly vesting date (consisting of February 15, May 15, August 15, and November 15 of a given year), subject to the holder’s continuous service through such date. 100% of the restricted stock units subject to the award satisfied the liquidity event requirement on the completion of the Business Combination and the holder’s continued service through the date of such completion.

Executive Officer Employment Agreements

The following provides an overview summary of employment or service agreements with Nuburu’s named executive officers for the year ended December 31, 2022.

Dr. Mark Zediker

Nuburu entered into an amended and restated employment agreement with Dr. Mark Zediker, Nuburu’s Chief Executive Officer, Co-Founder and director, effective as of December 3, 2022. Dr. Zediker’s annual rate of base salary is $400,000, and he is eligible for incentive compensation as determined by the board of directors.

Dr. Zediker’s amended and restated employment agreement provides that, in the event of a “change in control” (as defined in Dr. Zediker’s amended and restated employment agreement), subject to Dr. Zediker remaining an employee of Nuburu through such change in control, all remaining unvested shares of Common Stock subject to Dr. Zediker’s outstanding options or other compensatory equity awards will accelerate vesting in full immediately prior to the completion of such change in control. The Closing of the Business Combination did not constitute a change in control under Dr. Zediker’s amended and restated employment agreement.

The term of employment for Dr. Zediker under his amended and restated employment agreement is through July 31, 2025. If Nuburu terminates Dr. Zediker’s employment without “cause” or Dr. Zediker terminates his employment for “good reason” (each as defined in Dr. Zediker’s amended and restated employment agreement), then Dr. Zediker will be entitled to continuing payments of base salary, payable monthly at the rate then in effect, until the earlier of July 31, 2025, or 24 months following such termination. If Dr. Zediker’s employment terminates due to his death, Dr. Zediker’s surviving spouse or other beneficiary, if applicable, will be entitled to a lump sum payment equal to 12 months of Dr. Zediker’s base salary at the rate then in effect. If Nuburu terminates Dr. Zediker’s employment due to his “disability” (as defined in Dr. Zediker’s amended and restated employment agreement), then Dr. Zediker will be entitled to severance pay with an aggregate value equal to 12 months of Dr. Zediker’s base salary at the rate then in effect, payable in equal monthly installments through the earlier of July 31, 2025, or 24 months following such termination.

Dr. Zediker’s amended employment agreement includes certain non-solicitation obligations for 24 months following his termination and certain non-competition obligations ranging up to a period ending on the later of July 31, 2025 and 24 months following his termination (with the applicable period depending on the circumstances of the termination of his employment) or for 12 months following his termination upon the expiration of the term of the employment agreement. Dr. Zediker’s amended employment agreement further provides for certain mutual non-disparagement obligations with respect to both Dr. Zediker and Nuburu.

Brian Knaley

Nuburu entered into an employment agreement with Brian Knaley, Nuburu’s Chief Financial Officer, effective as of December 2, 2022. Mr. Knaley’s annual rate of base salary is $325,000, and he is eligible for an annual cash incentive bonus of up to 25% of his annual base salary. He also earned an incentive bonus of $50,000 upon the completion of the Business Combination.

The term of employment for Mr. Knaley under his employment agreement is through October 31, 2025. If Nuburu terminates Mr. Knaley’s employment without “cause” or Mr. Knaley terminates his employment for “good reason” (each as defined in Mr. Knaley’s employment agreement), and Mr. Knaley executes a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Knaley will be entitled to continuing payments of base salary, payable monthly at the rate then in effect, for 12 months following his termination. If Mr. Knaley’s employment terminates due to his death, Mr. Knaley’s surviving spouse or other beneficiary, if applicable, will be entitled to a lump sum payment equal to 6 months of Mr. Knaley’s base salary at the rate then in effect. If Nuburu terminates Mr. Knaley’s employment due to his “disability” (as defined in Mr. Knaley’s employment agreement), and Mr. Knaley executes a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Knaley will be entitled to severance pay with an aggregate value equal to 6 months of Mr. Knaley’s base salary at the rate then in effect, payable in equal monthly installments for 12 months following such termination.

Mr. Knaley’s employment agreement includes certain non-solicitation obligations for 24 months following his termination and certain non-competition obligations for 12 months following his termination, provided that Mr. Knaley will not be subject to any non-competition obligations following his termination upon the expiration of the term of the employment agreement. Mr. Knaley’s employment agreement further provides for certain mutual non-disparagement obligations with respect to both Mr. Knaley and Nuburu.

Brian Faircloth

Nuburu entered into an amended and restated employment agreement with Brian Faircloth, Nuburu’s Chief Operating Officer, effective as of December 2, 2022. Mr. Faircloth’s annual rate of base salary is $325,000, and he is eligible for incentive compensation as determined by the board of directors.

The term of employment for Mr. Faircloth under his amended and restated employment agreement is through October 31, 2025. If Nuburu terminates Mr. Faircloth’s employment without “cause” or Mr. Faircloth terminates his employment for “good reason” (each as defined in Mr. Faircloth’s amended and restated employment agreement), and Mr. Faircloth executes a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Faircloth will be entitled to continuing payments of base salary, payable monthly at the rate then in effect, for 12 months following his termination. If Mr. Faircloth’s employment terminates due to his death, Mr. Faircloth’s surviving spouse or other beneficiary, if applicable, will be entitled to a lump sum payment equal to 6 months of Mr. Faircloth’s base salary at the rate then in effect. If Nuburu terminates Mr. Faircloth’s employment due to his “disability” (as defined in Mr. Faircloth’s amended and restated employment agreement), and Mr. Faircloth executes a separation agreement and release of claims in a form reasonably satisfactory to Nuburu that becomes effective and irrevocable no later than 60 days following the date of such termination, then Mr. Faircloth will be entitled to severance pay with an aggregate value equal to 6 months of Mr. Faircloth’s base salary at the rate then in effect, payable in equal monthly installments for 12 months following such termination.

Mr. Faircloth’s employment agreement includes certain non-solicitation obligations for 24 months following his termination and certain non-competition obligations for 12 months following his termination, provided that Mr. Faircloth will not be subject to any non-competition obligations following his termination upon the expiration of the term of the employment agreement. Mr. Faircloth’s employment agreement further provides for certain mutual non-disparagement obligations with respect to both Mr. Faircloth and Nuburu.

Employee Benefit and Stock Plans

Nuburu, Inc. 2015 Equity Incentive Plan

The Nuburu, Inc. 2015 Equity Incentive Plan (the “Nuburu 2015 Plan”) was adopted in 2015 and amended from time to time thereafter. The Nuburu 2015 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Code, to Nuburu’s employees and any employees of any parent or subsidiary of Nuburu, and nonstatutory stock options, stock appreciation rights, restricted stock awards and restricted stock units to Nuburu’s employees, consultants and directors and the employees, consultants and directors of any parent or subsidiary of Nuburu (each, an “award” and the recipient of such award, a “participant”).

The Nuburu 2015 Plan was terminated as of immediately prior to the effective time of the Business Combination, and no additional awards will be granted under the Nuburu 2015 Plan. However, the Nuburu 2015 Plan continues to govern the terms and conditions of the outstanding awards previously granted under the Nuburu 2015 Plan.

Plan Administration

The Nuburu 2015 Plan is administered by the board of directors or one or more of its committees. Under the Nuburu 2015 Plan, prior to the Nuburu 2015 Plan’s termination, the administrator had the authority and discretion to select which Nuburu service providers would receive awards, and to determine the terms and conditions that applied to the awards granted (including, without limitation, the number of shares of Common Stock that the recipients would be entitled to receive or purchase, any vesting acceleration or waiver of forfeiture restrictions), which terms could vary from award to award based on such factors as the administrator determined. The administrator also may authorize, generally or in specific cases, any adjustment in the exercise price, vesting schedule, term, or number of shares subject to any award by cancelling such outstanding award and subsequently regranting the award, by amendment or through an exchange program. The administrator also has the authority to determine the fair market value of a share of Common Stock for purposes of the Nuburu 2015 Plan and the awards granted thereunder. The administrator is authorized to interpret the provisions of the Nuburu 2015 Plan and individual award agreements and generally to take any other actions that are contemplated by the Nuburu 2015 Plan or necessary or advisable in the administration of the Nuburu 2015 Plan and individual award agreements. Any decision made or action taken by the administrator or in connection with the administration of the Nuburu 2015 Plan will be final and binding on all persons.

Stock Options

Stock options have been granted under the Nuburu 2015 Plan. Stock options were permitted to be granted as incentive stock options or nonstatutory stock options. The exercise price of such options must equal at least the fair market value of Common Stock on the date of grant. The term of an incentive stock option may not exceed 10 years; provided, however, that an incentive stock option held by a participant who owns more than 10% of the total combined voting power of all classes of Nuburu’s stock, or of certain of Nuburu’s affiliates, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of Common Stock on the date of grant. The administrator determines the methods of payment of the exercise price of an option. Subject to the provisions of the Nuburu 2015 Plan, the administrator determines the remaining terms of options.

After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in the Nuburu 2015 Plan, or, if longer, his or her award agreement. However, in no event may an option be exercised later than the expiration of its term.

Restricted Stock Units

Restricted stock units have been granted under the Nuburu 2015 Plan. The administrator determined the terms and conditions of any awards of restricted stock units including the vesting criteria, which may include achievement of specified performance criteria or continued service to Nuburu, and the form and timing of payment. The administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator determines in its sole discretion whether an award will be settled in stock, cash or a combination of both. Restricted stock units that do not vest will be forfeited by the recipient and will revert to Nuburu. Specific terms are set forth in specific award agreements.

Non-Transferability of Awards

Unless determined otherwise by the administrator, awards under the Nuburu 2015 Plan generally are not transferable except by will or by the laws of descent and distribution, and are exercisable during the lifetime of the participant only by the participant.

Certain Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin-off, combination, repurchase, or exchange of shares or other securities of Nuburu, or other change in the corporate structure of Nuburu affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Nuburu 2015 Plan, will adjust the number and class of shares of stock that may be delivered under the Nuburu 2015 Plan and/or the number, class, and price of shares of stock covered by each outstanding award.

Dissolution or Liquidation

In the event of the proposed dissolution or liquidation of Nuburu, the board of directors will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Merger or Change in Control

In the event of a merger of Nuburu with or into another entity or a “change in control” (as defined in the Nuburu 2015 Plan), each outstanding award under the Nuburu 2015 Plan will be treated as the administrator determines, subject to the following paragraph, without a participant’s consent, including, without limitation, that the administrator may determine (i) a participant’s awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the administrator without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards held by a participant, or all awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Amendment; Termination

The board of directors may at any time amend, alter, suspend or terminate the Nuburu 2015 Plan, provided such action does not impair the existing rights of any participant, unless mutually agreed otherwise between the participant and the administrator in writing. As noted above, the Nuburu 2015 Plan was terminated as of immediately prior to the effective time of the Business Combination, and Nuburu will not grant any additional awards under the Nuburu 2015 Plan.

Registration with the SEC

Nuburu filed a registration statement on Form S-8 (File No. 333-271183) with the SEC on April 7, 2023, registering the shares reserved for issuance upon the exercise of assumed awards under the Nuburu 2015 Plan.

Nuburu, Inc. 2022 Equity Incentive Plan

The following paragraphs provide a summary of the principal features of the Nuburu, Inc. 2022 Equity Incentive Plan (the "2022 Plan") and its operation. However, this summary is not a complete description of all of the provisions of the 2022 Plan and is qualified in its entirety by the full text of the 2022 Plan, which is attached as Exhibit 10.20 to the registration statement of which this prospectus forms a part and incorporated herein by reference.

Purposes of the 2022 Plan

The purposes of the 2022 Plan are to attract and retain the best available personnel for positions of substantial responsibility with Nuburu or any parent or subsidiary of Nuburu; to provide additional incentive to eligible employees, directors, and consultants; and to promote the success of Nuburu’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards as the administrator of the 2022 Plan may determine.

Eligibility

The 2022 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Code, to Nuburu’s employees and any of its parent and subsidiary corporations’ employees, and the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights and performance awards to employees, directors and consultants of Nuburu and employees and consultants of any of its parents or subsidiaries.

Shares Available for Issuance; Adjustments

Subject to the adjustment provisions contained in the 2022 Plan and the evergreen provision described below, a total of 4,153,801 shares of Common Stock are reserved for issuance pursuant to the 2022 Plan. In addition, the shares reserved for issuance under the 2022 Plan will include any shares of Common Stock subject to awards of stock options or other awards that were assumed in the Business Combination that, on or after the effective date of the Business Combination, were or will be cancelled, expire or otherwise terminate without having been exercised in full, were or will be tendered to or withheld by Nuburu for payment of an exercise price or for tax withholding obligations, or were or will be forfeited to or repurchased by Nuburu due to failure to vest (provided that the maximum number of shares of Common Stock that may be added to the 2022 Plan pursuant to this sentence is 3,758,243 shares). The number of shares available for issuance under the 2022 Plan also will include an annual increase, or the evergreen feature, on the first day of the third fiscal quarter, beginning with Nuburu’s fiscal year 2023, equal to the least of:

•
7,269,151 shares of Common Stock;
•
a number of shares equal to 5% of the outstanding shares of all classes of Common Stock as of the last day of the immediately preceding second fiscal quarter; or
•
such number of shares as the board of directors or its designated committee may determine no later than the last day of Nuburu’s immediately preceding second fiscal quarter.

Shares issuable under the 2022 Plan may be authorized, but unissued, or reacquired shares of Common Stock. If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program (as described below), or, with respect to restricted stock, restricted stock units, or performance awards, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2022 Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2022 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2022 Plan. Shares that actually have been issued under the 2022 Plan under any award will not be returned to the 2022 Plan; however, if shares issued pursuant to awards of restricted stock, restricted stock units, or performance awards are repurchased or forfeited due to failure to vest, such shares will become available for future grant under the 2022 Plan. Shares otherwise issuable under an award that are used to pay the exercise price of an award or satisfy the tax liabilities or withholding obligations related to an award (which withholdings may be in amounts greater than the minimum statutory amount required to be withheld as determined by the administrator of the 2022 Plan) will become available for future grant or sale under the 2022 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2022 Plan.

If any dividend or other distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of Nuburu, or other change in the corporate structure of Nuburu affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator of the 2022 Plan, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2022 Plan, will adjust the number and class of shares that may be delivered under the 2022 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2022 Plan.

Plan Administration

The board of directors or one or more committees appointed by the board of directors have authority to administer the 2022 Plan. The compensation committee of the board of directors currently administers the 2022 Plan.

In addition, to the extent it is desirable to qualify transactions under the 2022 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2022 Plan, the administrator has the power to administer the 2022 Plan and make all determinations deemed necessary or advisable for administering the 2022 Plan, including but not limited to, the power to determine the fair market value of Common Stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2022 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2022 Plan and awards granted under it, prescribe, amend and rescind rules and regulations relating to the 2022 Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award. The administrator also has the authority to allow participants the opportunity under an exchange program to transfer outstanding awards granted under the 2022 Plan to a financial institution or other person or entity selected by the administrator, and to institute an exchange program by which outstanding awards granted under the 2022 Plan may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award granted under the 2022 Plan is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

Types of Awards

The 2022 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units and performance awards. A brief description of each award type follows.

Stock Options

Stock options may be granted under the 2022 Plan. The per share exercise price of options granted under the 2022 Plan generally must be equal to at least 100% of the fair market value of a share of Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of Nuburu’s (or any of its parent’s or subsidiary’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of Common Stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, certain shares of Common Stock, cashless exercise, net exercise, as well as other types of consideration permitted by applicable law. After the cessation of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the option will remain exercisable for six months following the cessation of service. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the terms of options. Until shares are issued under an option, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2022 Plan, as summarized further above.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Common Stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the cessation of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the stock appreciation rights will remain exercisable for six months following the cessation of service. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of Common Stock, or a combination of both, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right generally will be no less than 100% of the fair market value per share on the date of grant. Until shares are issued under a stock appreciation right, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2022 Plan, as summarized further above.

Restricted Stock

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of Common Stock that may have vesting requirements under any such terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever restrictions on transferability, forfeiture provisions or other restrictions or vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator may determine that an award of restricted stock will not be subject to any period of restriction and consideration for such award is paid for by past services rendered as a service provider. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant, unless the administrator provides otherwise. If such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the share of restricted stock with respect to which they were paid. Shares of restricted stock that do not vest are subject to the right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the 2022 Plan. Each restricted stock unit is a bookkeeping entry representing an amount equal to the fair market value of one share of Common Stock. Subject to the provisions of the 2022 Plan, the administrator determines the terms and conditions of restricted stock units, including any vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Awards

Performance awards may be granted under the 2022 Plan. Performance awards are awards that may be earned in whole or in part on the attainment of performance goals or other vesting criteria that the administrator may determine, and that may be denominated in cash or stock. Each performance award will have an initial value that is determined by the administrator. Subject to the terms and conditions of the 2022 Plan, the administrator determines the terms and conditions of performance awards, including any vesting criteria and form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Non-Employee Directors Limitations

All outside (non-employee) directors are eligible to receive all types of awards (except for incentive stock options) under the 2022 Plan. The 2022 Plan provides that in any given fiscal year of Nuburu, no outside director may be granted any equity awards (including equity awards under the 2022 Plan) (the value of which will be based on their grant date fair value) and be provided any other compensation (including without limitation any cash retainers and fees) that in the aggregate exceed $750,000, provided that, in Nuburu’s fiscal year of the individual’s initial service as a non-employee director, such amount is increased to $1,000,000. For the purposes of this maximum limit provision, the grant date fair values of awards granted under the 2022 Plan will be determined according to GAAP. Any awards or other compensation provided to an individual for his or her services as an employee or a consultant (other than an outside director), or before the Closing, will not count toward this limit. This maximum limit provision does not reflect the intended size of any potential grants or a commitment to make grants to the outside directors under the 2022 Plan in the future.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2022 Plan generally does not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Dissolution or Liquidation

If there is a proposed liquidation or dissolution of Nuburu, the administrator will notify participants at such time before the effective date of such event as the administrator determines, and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

The 2022 Plan provides that in the event of Nuburu’s merger with or into another corporation or a change in control, as defined in the 2022 Plan, each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph), without a participant’s consent. The administrator may, without limitation, provide that awards granted under the 2022 Plan will be (i) assumed, or substantially equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the participant, terminated upon or immediately prior to the merger or change in control, (iii) made vested and exercisable or payable and, to the extent the administrator determines, terminated upon or immediately prior to the merger or change in control, (iv) terminated in exchange for cash, other property or other consideration, or any combination of the above (provided, for the avoidance of doubt, that if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated without payment), or replaced with such other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator is not required to treat all awards, all awards held by a participant, all portions of awards, or all awards of the same type, similarly.

If a successor corporation does not assume or substitute a substantially equivalent award for any outstanding award (or a portion of such award), then such award (or its applicable portion) will fully vest, all restrictions on such award (or its applicable portion) will lapse, all performance goals or other vesting criteria applicable to such award (or its applicable portion) will be deemed achieved at 100% of target levels and such award (or its applicable portion) will become fully exercisable, if applicable, for a specified period before the transaction, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator. In addition, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant authorized by the administrator, if an option or stock appreciation right (or a portion of such award) is not assumed or substituted, the administrator will notify the participant that such option or stock appreciation right (or its applicable portion) will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right (or its applicable portion) will terminate upon the expiration of such period.

If awards granted to a non-employee director while such individual was a non-employee director are assumed or substituted for in the merger or change in control and the service of such non-employee director is terminated (other than upon his or her voluntary resignation that does not include a resignation at the request of the acquirer) on or following the merger or change in control, all such awards will fully vest, all restrictions on such awards will lapse, all performance goals or other vesting criteria applicable to such awards will be deemed achieved at 100% of target levels and such awards will become fully exercisable, if applicable, unless specifically provided otherwise under the applicable award agreement or other written agreement with the non-employee director authorized by the administrator.

Forfeiture and Clawback

Awards under the 2022 Plan are subject to any clawback policy of which we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit or return to Nuburu or reimburse Nuburu for all or a portion of the award and any amounts paid under the award in order to comply with any clawback policy of Nuburu as described in the first sentence of this paragraph or with applicable laws.

Amendment or Termination

The 2022 Plan became effective immediately prior to the completion of the Business Combination and will continue in effect until terminated by the administrator. However, no incentive stock options may be granted after December 4, 2032, which is the ten-year anniversary of the adoption of the 2022 Plan by the board of directors, and the evergreen feature of the 2022 Plan will also terminate on December 4, 2032, which is the ten-year anniversary of the adoption of the 2022 Plan by the board of directors. In addition, the administrator has the authority to amend, suspend, or terminate the 2022 Plan or any part of the 2022 Plan, at any time and for any reason, but such action generally may not materially impair the rights of any participant without his or her written consent.

Registration with the SEC

Nuburu filed a registration statement on Form S-8 (File No. 333-271183) with the SEC on April 7, 2023, registering the shares reserved for issuance under the 2022 Plan.

Employee Stock Purchase Plan

The following is a summary of the principal features of the Nuburu, Inc. 2022 Employee Stock Purchase Plan (the "ESPP") and its operation. This summary does not contain all of the terms and conditions of the ESPP and is qualified in its entirety by the full text of the ESPP, which is attached as Exhibit 10.21 to the registration statement of which this prospectus forms a part and incorporated herein by reference.

Purpose

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of Common Stock through accumulated contributions, which generally will be made through payroll deductions. The ESPP permits the administrator of the ESPP to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Code. In addition, the ESPP will authorize the grant of purchase rights that do not qualify under Section 423 of the Code pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.

Shares Available for Issuance; Adjustments

Subject to adjustment upon certain changes in Nuburu’s capitalization as described in the ESPP, the maximum number of shares of Common Stock that will be available for issuance under the ESPP is 415,380 shares of Common Stock, plus any annual increase as described in the following sentence. The number of shares of Common Stock available for issuance under the ESPP will be increased annually on the first day of the third fiscal quarter beginning with Nuburu’s fiscal year 2023 in an amount equal to the least of (a) 1,453,830 shares of Common Stock, (b) a number of shares of Common Stock equal to 1% of the outstanding shares of all classes of Common Stock on the last day of the immediately preceding second fiscal quarter of Nuburu, or (c) a number of shares of Common Stock determined by the administrator no later than the last day of Nuburu’s immediately preceding second fiscal quarter. Shares issuable under the ESPP may be authorized, but unissued, or reacquired shares of Common Stock.

We currently are unable to determine how long this share reserve may last because the number of shares that will be issued in any year or offering period depends on a variety of factors that cannot be predicted with certainty, including, for example, the number of employees who elect to participate in the ESPP, the level of contributions made by participants and the future price of shares of Common Stock.

The ESPP provides that in the event that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Common Stock or other securities of Nuburu or other change in Nuburu’s corporate structure affecting Common Stock occurs (other than any ordinary dividends or other ordinary distributions), to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the ESPP, the administrator will make adjustments to the number and class of shares that may be delivered under the ESPP and/or the purchase price per share and number and class of shares covered by each option granted under the ESPP that has not yet been exercised, and the numerical share limits under the ESPP.

Administration

The board of directors or a committee appointed by the board of directors has authority to administer the ESPP. The administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, delegate ministerial duties to any of our employees, designate separate offerings under the ESPP, designate any subsidiaries of Nuburu as participating in the ESPP, determine eligibility, adjudicate all disputed claims filed under the ESPP and establish procedures that it deems necessary or advisable for the administration of the ESPP, including, but not limited to, adopting such procedures, sub-plans and appendices to the subscription agreement as are necessary or appropriate to permit participation in the ESPP by employees who are non-U.S. nationals or employed outside the United States. The administrator’s findings, decisions and determinations will be final and binding on all participants to the maximum extent permitted by law.

Eligibility

Generally, any of our employees are eligible to participate in our ESPP if they are customarily employed by Nuburu or any of its participating subsidiaries for at least 20 hours per week and more than five months in any calendar year. The administrator, in its discretion, before an enrollment date for all options granted on such enrollment date in an offering, may determine (for each offering under the 423 Component, as defined below, on a uniform and nondiscriminatory basis or as otherwise permitted by applicable Treasury Regulations) that the definition of eligible employee will or will not include an individual if he or she: (a) has not completed at least two years of service (or a lesser period of time determined by the administrator) since the employee’s last hire date, (b) customarily works not more than 20 hours per week (or a lesser period of time determined by the administrator), (c) customarily works not more than five months per calendar year (or a lesser period of time determined by the administrator), (d) is a highly compensated employee within the meaning of Section 414(q) of the Code or (e) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to disclosure requirements under Section 16(a) of the Exchange Act. In addition, an employee may not be granted an option to purchase stock under our ESPP if the employee (a) immediately after the grant, would own stock and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of Nuburu or any parent or subsidiary of Nuburu; or (b) holds rights to purchase stock under all of Nuburu’s employee stock purchase plans that accrue at a rate that exceeds $25,000 worth of stock determined at the time such option is granted, for each calendar year during which his or her right to purchase shares is outstanding at any time. As of December 31, 2022, Nuburu and its subsidiaries had 39 full-time employees.

Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares of Common Stock. Participation ends automatically upon termination of employment with Nuburu (or its participating subsidiaries).

Offering Periods and Purchase Periods

The ESPP includes a component, or the “423 Component,” that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code, and a component that does not comply with Section 423 of the Code, or the “Non-423 Component.” The Non-423 Component will provide for substantially the same benefits as an option granted under the 423 Component, except that a Non-423 Component may include features necessary to comply with applicable non-U.S. laws pursuant to rules, procedures or sub-plans adopted by the administrator. For purposes of this summary, a reference to the ESPP generally will mean the terms and operations of the 423 Component.

The ESPP provides for offering periods with a duration and start and end dates as determined by the administrator, provided that no offering period will have a duration exceeding 27 months. Unless determined otherwise by the administrator, each offering period will have one purchase period with the same duration as the offering period. The administrator is authorized to change the duration of future offering periods and purchase periods under the ESPP, including the starting and ending dates of offering periods and purchase periods and the number of purchase periods in any offering periods. Unless determined otherwise by the administrator and to the extent an offering period provides for more than one purchase date in such offering period, if the fair market value of a share of Common Stock on a purchase date is less than the fair market value of a share of Common Stock on the first trading day of the offering period, participants in that offering period will be withdrawn from that offering period following their purchase of shares on such purchase date and automatically will be enrolled in a new offering period.

Contributions

The ESPP permits participants to purchase shares of Common Stock through payroll deductions of up to 15% of their eligible compensation, which includes a participant’s base straight time gross earnings but excludes payments for overtime, shift premium, commissions, incentive compensation, equity compensation, bonuses, and other similar compensation. The administrator may change the compensation eligible for contribution under the ESPP on a uniform and nondiscriminatory basis for future offering periods.

Exercise of Purchase Right

Amounts deducted and accumulated by a participant under the ESPP are used to purchase shares of Common Stock at the end of each purchase period. The purchase price of the shares will be 85% of the lower of (a) the fair market value of a share of Common Stock on the first trading day of the offering period or (b) the fair market value of a share of Common Stock on the exercise date. A participant will be permitted to purchase a maximum of 1,000 shares during each offering period, provided that the administrator may increase or decrease such maximum number of shares for each purchase period or offering period. Until shares of Common Stock are issued (as evidenced by the appropriate entry on our books or the books of a duly authorized transfer agent of ours) to a participant, the participant will have only rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder with respect to such shares.

Termination of Participation

Participation in the ESPP generally will terminate when a participating employee’s employment with Nuburu or a participating subsidiary ceases for any reason, the employee withdraws from the ESPP or Nuburu terminates or amends the ESPP such that the employee no longer is eligible to participate. An employee may withdraw his or her participation in the ESPP at any time in accordance with procedures, and prior to any applicable deadline, specified by the administrator. Upon withdrawal from the ESPP, generally the employee will receive all amounts credited to his or her account without interest (unless otherwise required under applicable law) and his or her payroll withholdings or contributions under the ESPP will cease.

Non-Transferability

A participant will not be permitted to transfer the contributions credited to his or her ESPP account or rights granted under the ESPP, other than by will or the laws of descent and distribution.

Dissolution or Liquidation

In the event of Nuburu’s proposed dissolution or liquidation, any offering period in progress will be shortened by setting a new purchase date and will terminate immediately before the completion of such proposed transaction, unless determined otherwise by the administrator.

Merger or Change in Control

In the event of a merger or change in control of Nuburu, as defined in the ESPP, a successor corporation may assume or substitute for each outstanding option. If the successor corporation does not assume or substitute for the options, the offering period then in progress under the ESPP will be shortened, and a new exercise date will be set to occur before the date of the proposed merger or change in control. The administrator will notify each participant that the exercise date has been changed and that the participant’s option will be exercised automatically on the new exercise date unless prior to such date the participant has withdrawn from the offering period.

Amendment or Termination

The ESPP became effective immediately prior to the completion of the Business Combination and will continue in effect for 20 years unless the administrator terminates it earlier. The administrator has the authority to modify, amend, suspend or terminate the ESPP at any time. If the ESPP is terminated, the administrator may elect to terminate all outstanding offering periods either immediately or upon the next exercise date, or may elect to permit offering periods to expire in accordance with their terms. If the offering periods are terminated prior to expiration, all amounts then credited to participants’ accounts that have not been used to purchase shares will be returned to the participants.

Registration with the SEC

Nuburu filed a registration statement on Form S-8 (File No. 333-271183) with the SEC on April 7, 2023, registering the shares reserved for issuance under the ESPP.

Nuburu 401(k) Plan

Nuburu maintains a 401(k) retirement savings plan, for the benefit of its employees, including its named executive officers, who satisfy certain eligibility requirements. Nuburu’s 401(k) plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Under Nuburu’s 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code and the applicable limits under the 401(k) plan, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. All of a participant’s deferral contributions into the 401(k) plan are 100% vested when contributed. Nuburu does not currently provide any employer contributions under the 401(k) plan.

The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions generally are not taxable when distributed from the 401(k) plan.

Executive Incentive Compensation Plan

Nuburu sponsors the Executive Incentive Compensation Plan, or Incentive Compensation Plan. Our Incentive Compensation Plan is administered by our board of directors or a committee appointed by the board of directors. Our Incentive Compensation Plan allows the administrator to provide cash incentive awards to employees selected by the administrator, including our named executive officers, based upon performance goals established by the administrator. Pursuant to the Incentive Compensation Plan, the

administrator, in its sole discretion, establishes a target award for each participant and a bonus pool, with actual awards payable from such bonus pool, with respect to the applicable performance period.

Under our Incentive Compensation Plan, the administrator determines the performance goals applicable to any award, which goals may include, without limitation, goals related to: attainment of research and development milestones; sales bookings; business divestitures and acquisitions; capital raising; cash flow; cash position; contract awards or backlog; corporate transactions; customer renewals; customer retention rates from an acquired company, subsidiary, business unit or division; earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net taxes); earnings per share; expenses; financial milestones; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; internal rate of return; leadership development or succession planning; license or research collaboration arrangements; market share; net income; net profit; net sales; new product or business development; new product invention or innovation; number of customers; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; patents; procurement; product defect measures; product release timelines; productivity; profit; regulatory milestones or regulatory-related goals; retained earnings; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; savings; stock price; time to market; total stockholder return; working capital; unadjusted or adjusted actual contract value; unadjusted or adjusted total contract value; and individual objectives such as peer reviews or other subjective or objective criteria. The performance goals may differ from participant to participant and from award to award.

Our compensation committee of the board of directors administers our Incentive Compensation Plan. The administrator of our Incentive Compensation Plan may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in the discretion of the administrator. The administrator may determine the amount of any increase, reduction or elimination on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards will be paid in cash (or its equivalent) in a single lump sum only after they are earned, which usually requires continued employment through the date the actual award is paid. The administrator reserves the right to settle an actual award with a grant of an equity award under the Company’s then-current equity compensation plan, which equity award may have such terms and conditions, as the administrator determines. Payment of awards occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in our Incentive Compensation Plan. The administrator has the authority to amend, alter, suspend or terminate our Incentive Compensation Plan, provided such action does not materially alter or materially impair the existing rights of any participant with respect to any earned awards.

The foregoing is a summary of the principal features of the Incentive Compensation Plan and its operation. This summary does not contain all of the terms and conditions of the Incentive Compensation Plan and is qualified in its entirety by the full text of the Incentive Compensation Plan, which is attached as Exhibit 10.22 to the registration statement of which this prospectus forms a part and incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Legacy Nuburu

In addition to the compensation arrangements, including employment and termination of employment, discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2020, and each currently proposed transaction, in which:

•
Legacy Nuburu has been or is to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of Legacy Nuburu’s directors, executive officers, or beneficial holders of more than 5% of any class of Legacy Nuburu’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Financings

Series B-1 Financing

In multiple closings in August 2020, Legacy Nuburu issued and sold an aggregate of 24,625,000 shares of Series B-1 Preferred Stock, at a purchase price of $0.80 per share, for an aggregate purchase price of $19.7 million. The table below summarizes the sale of the Legacy Nuburu Series B-1 Preferred Stock to related parties.

Stockholder	Shares of Nuburu Series B-1 Preferred Stock	Total Purchase Price Commitment
Anzu Nuburu V LLC(1)	18,093,750	$14,475,000
The Thomas J. Wilson Revocable Trust u/a/d March 13, 2015(2)	6,425,000	$5,140,000
(1)
David Michael and David Seldin were members of the Legacy Nuburu board of directors. Mr. Seldin is a managing member of Anzu Partners, which at the time of the financing transaction was the sole manager of Anzu Nuburu V LLC, and now serves as one of its managers. Mr. Michael works with Mr. Seldin with respect to a number of related investment entities.
(2)
Thomas J. Wilson, an affiliate of The Thomas J. Wilson Revocable Trust u/a/d March 13, 2015, was a member of the Legacy Nuburu board of directors.

Series C Preferred Stock Financing

In multiple closings in December 2021 and January 2022, Legacy Nuburu sold an aggregate of 1,166,372 shares of Legacy Nuburu Series C Preferred Stock, at a purchase price of $5.00 per share, for an aggregate purchase price of approximately $6 million. The table below summarizes the sale of the Legacy Nuburu Series C Preferred Stock to related parties.

Stockholder	Shares of Nuburu Series C Preferred Stock	Total Purchase Price Commitment
Anzu Nuburu LLC(1)	141,842	$709,210
Anzu Nuburu II LLC(1)	58,230	$291,150
Anzu Nuburu III LLC(1)	26,637	$133,185
Anzu Nuburu V LLC(1)	438,452	$2,192,260
W-G Investments LLC(2)	220,000	$1,100,000
(1)
David Michael and David Seldin were members of the Legacy Nuburu board of directors. At the time of the financing transaction, Mr. Seldin was the sole manager of the Anzu SPVs, which held more than 5% of Legacy Nuburu’s capital stock immediately prior to the Closing, and currently is one of the managers of the Anzu SPVs. Mr. Michael works with Mr. Seldin with respect to a number of related investment entities.
(2)
Thomas J. Wilson, an affiliate of W-G Investments LLC, was a member of the Legacy Nuburu board of directors.

Company Notes

Over the course of multiple closings in March, August and December 2022 and January 2023, Legacy Nuburu issued and sold Company Notes payable to various investors with aggregate gross proceeds of $11.4 million. The Company Notes accrued interest at a rate of 8% per annum. The outstanding principal amount of and all accrued and unpaid interest on the Company Notes (the “Conversion Amount”), immediately prior to the consummation of the Business Combination, automatically converted into 2,642,239 shares of Legacy Nuburu Common Stock that, upon consummation of the Business Combination, entitled the holders of the Company Notes to receive 1,361,787 shares of Common Stock, which was equal to (x) the Conversion Amount divided by (y) $8.50. The table below summarizes the sale of the Company Notes to related parties.

Noteholder	Principal Amount of Company Notes
W-G Investments LLC(1)	$1,000,000
David Seldin(2)	$1,000,000
Ron Nicol(3)	$1,000,000
CST Global LLC(4)	$200,000
Curtis N Maas Revocable Trust(5)	$150,000
Ake Almgren(6)	$100,000
(1)
Thomas J. Wilson, an affiliate of W-G Investments LLC, was a member of the Legacy Nuburu board of directors.
(2)
David Seldin was a member of the Legacy Nuburu board of directors and at the time of the issuance was the sole manager of the Anzu SPVs, which at that time owned more than 5% of Legacy Nuburu’s capital stock.
(3)
Ron Nicol is the Chairman of the Company’s board of directors and was a member of the Legacy Nuburu board of directors.
(4)
David Michael, an affiliate of CST Global LLC, was a member of the Legacy Nuburu board of directors.
(5)
Curtis Maas, an affiliate of the Curtis N Maas Revocable Trust, was a member of the Legacy Nuburu board of directors.
(6)
Ake Almgren is a member of the Company’s board of directors.

Investors’ Rights Agreement

Legacy Nuburu entered into an Amended and Restated Investors’ Rights Agreement, dated as of December 10, 2021, which provided, among other things, that certain holders of its capital stock, including (i) the Anzu Holders, which at the time held more than 5% of Legacy Nuburu’s capital stock, and (ii) Thomas J. Wilson as Trustee of the Thomas J. Wilson Revocable Trust u/a/d March 13, 2015 and W-G Investments LLC, which are affiliated with then-Legacy Nuburu director Thomas J. Wilson, were granted certain registration rights and information rights. David Michael and David Seldin, each of whom were directors of Legacy Nuburu, are affiliated with Anzu Partners. The registration and information rights granted under this agreement terminated upon completion of the Business Combination.

Right of First Refusal Agreement

Pursuant to the Amended and Restated Right of First Refusal and Co-sale Agreement, dated as of December 10, 2021 (the “ROFR Agreement”), Legacy Nuburu had the right of first refusal with respect to shares of Legacy Nuburu capital stock if certain stockholders were to propose to sell to other parties. Certain holders of Legacy Nuburu capital stock, including (i) the Anzu Holders, which at the time held more than 5% of Legacy Nuburu’s capital stock, and (ii) Thomas J. Wilson as Trustee of the Thomas J. Wilson Revocable Trust u/a/d March 13, 2015 and W-G Investments LLC, which are affiliated with then-Legacy Nuburu director Thomas J. Wilson, were granted certain secondary rights of first refusal and co-sale under the ROFR Agreement. David Michael and David Seldin, each of whom was a director of Legacy Nuburu, are affiliated with Anzu Partners. This agreement terminated upon completion of the Business Combination.

Voting Agreement

Legacy Nuburu entered into an Amended and Restated Voting Agreement, dated as of December 10, 2021, pursuant to which certain holders of its capital stock, including (i) the Anzu Holders, which then held more than 5% of Legacy Nuburu’s capital stock, (ii) Thomas J. Wilson as Trustee of the Thomas J. Wilson Revocable Trust u/a/d March 13, 2015 and W-G Investments LLC, which were affiliated with then-Legacy Nuburu director Thomas J. Wilson, and (iii) Dr. Mark Zediker, Legacy Nuburu’s chief executive officer, agreed to vote their shares of capital stock on certain matters, including with respect to the election of directors. David Seldin, who was a director of Legacy Nuburu, shares voting and investment power with respect to the shares held by the Anzu SPVs. This agreement terminated upon completion of the Business Combination.

Employment Agreements

Legacy Nuburu entered into employment agreements with its executive officers. See the section titled “Executive Compensation — Executive Officer Employment Agreements.”

Director and Officer Indemnification

Legacy Nuburu’s charter and Legacy Nuburu’s bylaws provided for indemnification and advancement of expenses for its directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions.

Services Agreement

Anzu Partners provided certain services to Legacy Nuburu in the past, including financial analysis support, marketing and communications support, business analysis support, and personnel recruitment support (the “Services”). These Services continued until the completion of the Business Combination.

Legacy Nuburu reimbursed Anzu Partners on a periodic basis for Anzu Partners’ out-of-pocket expenses relating to these Services. For fiscal years 2020 through 2022, these reimbursements totaled approximately $190,000 in the aggregate. Legacy Nuburu entered into an engagement letter with Anzu Partners on August 30, 2022 (the “Services Agreement”) relating to this arrangement pursuant to which Legacy Nuburu, in recognition of past Services, (i) paid $500,000 to Anzu Partners upon the Closing of the Business Combination and (ii) issued a warrant with a strike price of $0.01 per share to Anzu Partners for 500,000 shares of Preferred Stock (the “Anzu Partners Warrant”). This warrant was exercised by Anzu Partners in connection with the Closing. The further provision of future Services by Anzu Partners will be subject to additional terms and conditions set forth in the Services Agreement, including an obligation on Legacy Nuburu to reimburse Anzu Partners for out-of-pocket expenses related thereto.

The Company

The following is a description of each transaction since January 1, 2020, and each currently proposed transaction, in which:

•
the Company has been or is to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of the Company’s directors, executive officers, or beneficial holders of more than 5% of any class of the Company’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Founder Shares

In June 2020, the Sponsor purchased 8,625,000 shares of the Company’s Class B common stock (the “Founder Shares”) for an aggregate purchase price of $25,000. The Founder Shares included an aggregate of up to 1,125,000 shares subject to forfeiture by the Sponsor to the extent the underwriter’s over-allotment is not exercised in full. There was an aggregate of up to 269,607 shares that were subject to forfeiture by the Sponsor following the underwriter’s election to partially exercise its over-allotment option so that the number of Founder Shares would collectively represent approximately 20% of the Company’s issued and outstanding shares after the IPO. The underwriter’s over-allotment option expired unexercised on October 24, 2020, and as such 269,607 Founder Shares were forfeited, resulting in there being an aggregate of 8,355,393 Founder Shares outstanding.

The Sponsor agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of a business combination and (B) subsequent to a business combination, (x) if the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property. These restrictions on transferring, assigning or selling the Founder Shares were amended effective as of Closing pursuant to the Sponsor Letter Agreement Amendment. See “— Sponsor Letter Agreement Amendment” below.

Share Transfer Agreement

On January 25, 2023, the Sponsor entered into an agreement (the “Share Transfer Agreement”) with an unaffiliated third party (the “Purchasing Party”) whereby the Purchasing Party agreed to use commercially reasonable efforts to seek to acquire 100,000 shares of Class A Common Stock of Tailwind (the “Acquired Shares”) from a third party which had previously submitted an election to redeem for the purposes of the Purchasing Party reversing such election to redeem on or following the date of the agreement. In exchange for the foregoing commitment to acquire and reverse the redemption of the Acquired Shares, the Sponsor agreed to transfer to the Purchasing Party an aggregate of 150,000 shares of Common Stock of the Company held by the Sponsor immediately following the consummation of the Business Combination (the “Transferred Founder Shares”) if the Purchasing Party continued to hold such Acquired Shares through the consummation of the Business Combination. In connection with the Closing, the Transferred Founder Shares were transferred to the Purchasing Party.

Administrative Support Agreement

The Company entered into an agreement, commencing on September 9, 2020, to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial, and administrative support services. These obligations under this agreement ceased upon completion of the Business Combination.

Sponsor Support Agreement

Tailwind and the Sponsor, concurrently with the execution and delivery of the Business Combination Agreement, entered into the Sponsor Support Agreement, pursuant to which the Sponsor agreed, among other things, (A) to vote (or execute and return an action by written consent), or cause to be voted at the Tailwind Special Meeting all of its Class B Common Stock or any other voting securities of the Company which it holds, owns, or is entitled to vote, in favor of the approval and adoption of the Business Combination Agreement and approval of the Business Combination, including the Merger, (B) not to redeem any of the Class B Common Stock pursuant to or in connection with any vote for the approval of any extension of the deadline for Tailwind to consummate its initial business combination, and (C) to forfeit the shares of Common Stock held by the Sponsor other than certain retained shares of Class B Common Stock equal to (i) (x) 2,000,000 shares in the aggregate, if the Post-Redemption Trust Amount is greater than $40,000,000 in the aggregate or (y) 1,500,000 shares in the aggregate, if the Post-Redemption Trust Amount is equal to or less than $40,000,000 in the aggregate, in either case, minus (ii) the Expense Excess Shares, if any. “Expense Excess Shares” means an amount of Class B Common Stock equal to the product of (i) two (2.0), multiplied by (ii) the quotient obtained by dividing (x) the excess, if any, of (A) the SPAC Forfeiture Expenses over (B) $6,000,000, by (y) ten dollars ($10). “SPAC Forfeiture Expenses” means all fees, expenses and disbursements incurred by or on behalf of Tailwind or Merger Sub in connection with the Business Combination or otherwise in connection with Tailwind’s operations, including in connection with any prior transactions pursued by Tailwind and all obligations (including principal and accrued but unpaid interest) for the payment of borrowed money, other than (i) expenses incurred by Tailwind and owed to Loop Capital Markets, Tigress and Cohen in their capacities as capital markets advisors in connection with the Business Combination, (ii) expenses incurred in obtaining a D&O Tail Policy and any directors and officers insurance premium with respect to the renewal of Tailwind’s D&O Policy, (iii) any reasonable and documented out-of-pocket fees and expenses incurred in connection with any third-party litigation threatened or commenced in connection with the Business Combination prior to the Closing and (iv) any other fees or expenses borne by Legacy Nuburu pursuant to Section 10.11 of the Business Combination Agreement. “Post-Redemption Trust Amount” means the aggregate amount of funds held in the Trust Account, to be held as available cash on the balance sheet of the Company following the redemption of Tailwind’s public shares. Because the Post-Redemption Trust Amount was less than $40,000,000 after taking into account the Extension Redemptions, the Sponsor retained 1,500,000 shares of Class B Common Stock after the consummation of the Business Combination. The Amendment to the Sponsor Support and Forfeiture Agreement clarified that the Sponsor would not forfeit shares by virtue of Tailwind’s incurrence of the Sponsor Loan (as defined in the Amendment to the Sponsor Support and Forfeiture Agreement).

Upon the occurrence of the Closing, the Sponsor automatically cancelled, without any further action by the Sponsor or any other person, all of the Private Placement Warrants that were held by the Sponsor. The Sponsor also waived, for no consideration, its right to receive the Preferred Stock Issuance, other than with respect to 1,000,000 shares of Preferred Stock.

On January 31, 2023, Tailwind, Legacy Nuburu and the Sponsor amended and restated the Sponsor Support Agreement (the “Amended and Restated Sponsor Support and Forfeiture Agreement”). The Amended and Restated Sponsor Support and Forfeiture Agreement amended the Sponsor Support and Forfeiture Agreement to, among other things, (a) reduce the amount of Preferred Stock of the Company that were issued to the Sponsor pursuant to the Preferred Stock Issuance, from 1,000,000 to 650,000 shares and (b) reduce the amount of shares of Common Stock that were retained by the Sponsor in connection with the consummation of the Business Combination from 1,500,000 to 1,000,000 (after transfer of 150,000 shares pursuant to the Share Transfer Agreement). The Amended and Restated Sponsor Support and Forfeiture Agreement became effective immediately following the Closing of the Business Combination.

Sponsor Letter Agreement Amendment

Tailwind, on the one hand, and the Sponsor and the Sponsor Insiders, on the other hand, are parties to the Sponsor Letter Agreement. In connection with the Business Combination Agreement, the Form Amendment was agreed upon. The Sponsor Letter Agreement Amendment entered into on November 22, 2022 superseded the Form Amendment and amended and restated the lock-up restrictions under the Sponsor Letter Agreement to provide that the Sponsor Insiders may not transfer any Founder Shares (as defined therein) (A) if the completion of an initial Business Combination occurs prior to March 30, 2023, until the earliest of (i) nine (9) months following the completion of an initial Business Combination and (ii) September 30, 2023 and (B) if the completion of an initial Business Combination occurs on or after March 30, 2023, six (6) months following the completion of an initial Business Combination; provided that transfers of the Company’s securities following the Closing will be permitted to the extent (i) the proceeds from any such transfer are used by the Sponsor to repay the Sponsor Debt (as defined therein) and/or (ii) any such transfer itself constitutes repayment of the Sponsor Debt pursuant to the terms thereof. The amendments set forth in the Sponsor Letter Agreement Amendment became effective immediately following the Closing.

On January 31, 2023, the parties to the Sponsor Letter Agreement amended and restated the Letter Agreement (the “Amended and Restated Letter Agreement”). The Amended and Restated Letter Agreement, as compared to the Form Amendment, among other things, amended the specified exceptions to the lock-up restrictions under the Sponsor Letter Agreement to permit transfers of the Company’s securities following the Closing of the Business Combination to the extent (i) the transfer(s) is made at a price no less than the daily volume-weighted average price on the trading day prior to such transfer(s), as reported by Bloomberg and (ii) the net proceeds from any such transfer(s) does not exceed $1,350,000 in the aggregate and the proceeds from any such transfer are used by the Sponsor to repay the Sponsor Debt (as defined therein); however, if such transfer(s) is proposed to be made at a price that is less than the daily volume-weighted average price on the day prior to any such transfer, as reported by Bloomberg, Nuburu’s prior written consent must be obtained prior to any such transfer(s). The Amended and Restated Letter Agreement became effective immediately following the Closing of the Business Combination.

Promissory Note — Related Party

In June 2020, the Tailwind issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of December 31, 2020 or the consummation of our IPO. The outstanding balance under the Promissory Note of $52,250 was repaid on September 15, 2020. Funds are no longer available under the Promissory Note.

Related Party Loans

In addition, in order to finance transaction costs in connection with a business combination, the Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors or their affiliates could, but were not obligated to, make further loans to the Company as funds may be required (“Working Capital Loans”). Upon Closing, the Company repaid the Working Capital Loans out of the proceeds of the Trust Account released to the Company.

Extension Loan

On September 7, 2022, Tailwind held a special meeting of the stockholders (the “Extension Meeting”), at which Tailwind’s stockholders voted to amend the Pre-Closing Tailwind Certificate of Incorporation to extend the date by which Tailwind must consummate a business combination (the “Termination Date”) from September 9, 2022 to January 9, 2023 (the “Charter Extension Date”), and to allow Tailwind, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to two times by an additional one month each time after the Charter Extension Date, by resolution of Tailwind’s board of directors if requested by the Sponsor, and upon five days’ advance notice prior to the applicable deadlines, until March 9, 2023, or a total of up to six months after September 9, 2022, unless the closing of Tailwind’s initial business combination shall have occurred prior to such date (the “Extension Amendment”). In connection with the approval of the Extension Amendment, on September 9, 2022, Tailwind issued an unsecured promissory note in the principal amount of up to $750,000 (the “Sponsor Note”) to the Sponsor, pursuant to which the Sponsor (or one or more of its affiliates, members or third-party designees) contributed $600,000 to the Trust Account. The Sponsor Note did not bear interest and was repaid upon Closing of the Business Combination.

Registration Rights and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, the Company and the Holders (as defined in the Registration Rights and Lock-Up Agreement) entered into the Registration Rights and Lock-Up Agreement, which amended and restated in its entirety the Registration and Stockholder Rights Agreement between the Company and the Sponsor, dated September 9, 2020.

Pursuant to the terms of the Registration Rights and Lock-up Agreement, the Company agreed to file a registration statement to register the resale of certain shares of Common Stock held by the Holders (as defined in the Registration Rights and Lock-up Agreement), including any Common Stock issuable to such Holders upon conversion of any Preferred Stock issued at Closing or pursuant to the Sale Option Agreement (see “—Sale Option Agreement” below). Further, pursuant to the terms of the Registration Rights and Lock-Up Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Holders (as defined in the Registration Rights and Lock-Up Agreement) holding at least a majority in interest of the then-outstanding number of Registrable Securities (as such term is defined in the Registration Rights and Lock-Up Agreement) held by all New Holders (as defined in the Registration Rights and Lock-Up Agreement), may demand at any time or from time to time, that the Company file a registration statement on Form S-1 or Form S-3 to register certain shares of Common Stock held by such Holders (as defined in the Registration Rights and Lock-Up Agreement). The Registration Rights and Lock-Up Agreement will also provide the Holders (as defined in the Registration Rights and Lock-Up Agreement) with “piggy-back” registration rights, subject to certain requirements and customary conditions.

In addition, subject to certain exceptions, each Holder (as defined in the Registration Rights and Lock-Up Agreement (which does not include Anzu Partners)) shall not transfer any Restricted Securities (each as defined in the Registration Rights and Lock-Up Agreement) beneficially owned or owned of record by such Holder until the end of the Lock-up Period applicable to such Holder. “Lock-up Period” shall mean:

(a)
For the “Nuburu Holders” (as so listed in Schedule A to the Registration Rights and Lock-Up Agreement) and the Anzu SPVs, the period beginning on the Closing Date and ending on the earliest of: (i) the date that is 180 days from the Closing Date, (ii) if the volume weighted-average price (“VWAP”) of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 150 days after the Closing Date, the date that is 150 days from the Closing Date, or (iii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; and
(b)
for the persons designated as “Founder Holders” on Schedule A of the Registration Rights and Lock-Up Agreement (the “Founder Holders”), the period beginning on the Closing Date and ending on the earliest of: (i) the date that is four (4) years from the Closing Date, (ii) (A) for 25% of the Restricted Securities (as defined in the Registration Rights and Lock-Up Agreement) held by each Founder Holder and their respective permitted transferees, the date that is 180 days from the Closing Date or if the VWAP of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period within 150 days after the Closing Date, the date that is 150 days from the Closing Date, (B) for an additional 25% of the Restricted Securities (as defined in the Registration Rights and Lock-Up Agreement) held by each Founder Holder and their respective permitted transferees, the date on which the Closing Price (as defined in the Registration Rights and Lock-Up Agreement) of the Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least one (1) year after the Closing Date, (C) for an additional 25% of the Restricted Securities held by each Founder Holder and their respective permitted transferees, the date on which the Closing Price of the Common Stock equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least one (1) year after the Closing Date, and (D) for the remaining 25% of the Restricted Securities held by each Founder Holder and their respective permitted transferees, the date on which the Closing Price of the Common Stock equals or exceeds $17.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least one (1) year after the Closing Date; or (iii) such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; provided, that, for the avoidance of doubt, the Lock-up Period for any Restricted Securities for which the Lock-up Period has not ended on the fourth-year anniversary of the Closing Date shall end on the fourth-year anniversary of the Closing Date.

Notwithstanding the foregoing, (i) a Holder (as defined in the Registration Rights and Lock-Up Agreement) may transfer any shares of Converted Common Stock (as such term is defined in the Registration Rights and Lock-Up Agreement) beneficially owned or owned of record by such Holder at any time if the sale price of the Converted Common Stock at which the transfer occurs (x) exceeds the 10-day VWAP (as defined in the Registration Rights and Lock-Up Agreement) per share of Common Stock, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), and (ii) an Anzu SPV may transfer any shares of Common Stock received by such Holder at the effective time as aggregate common stock merger consideration that are beneficially owned or owned of record by such Anzu SPV at any time if the sale price of the Common Stock at which the transfer occurs exceeds the 10-day VWAP per share of Common Stock.

The Company has also agreed to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable outside attorneys’ fees) (as determined by a final and non-appealable judgment, order or decree of a court of competent jurisdiction) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.

On November 2, 2022, the Company and certain other parties entered into an amendment (the “Amendment to Registration Rights and Lock-Up Agreement”) to the Registration Rights and Lock-Up Agreement. The Amendment to Registration Rights and Lock-Up Agreement amended the original Registration Rights and Lock-Up Agreement to, among other things, (a) exclude from the definition of “Restricted Securities” shares of the Company’s securities transferred in connection with the repayment of such loans to those individuals from whom the Sponsor borrowed funds in connection with the Sponsor Loan; (b) expand the definition of “Original Holder” to include those individuals from whom the Sponsor borrowed funds in connection with the Sponsor Loan; (c) expand the scope of “Permitted Transfers” to include any Common Stock to be issued to the Anzu Holders at the Effective Time as merger consideration pursuant to the Business Combination Agreement (each as defined in the Registration Rights and Lock-Up Agreement); and (d) make such other amendments as set forth in the Amendment to Registration Rights and Lock-Up Agreement. The amendments set forth in the Amendment to Registration Rights Agreement became effective immediately following the Closing of the Business Combination.

On January 31, 2023, the Company and certain other parties entered into an amendment (the “Second Amendment to Registration Rights and Lock-Up Agreement”) to Registration Rights and Lock-Up Agreement.

The Second Amendment to Registration Rights and Lock-Up Agreement amended the Registration Rights and Lock-Up Agreement to, among other things, (a) amend the parties to the Registration Rights and Lock-Up Agreement, (b) amend the defined term “Lock-Up Period” to specify the lock-up period applicable to the Transferred Founder Shares held by the Purchasing Party; (c) expand the definition of “New Holder” to include the Purchasing Party; and (d) expand the scope of “Restricted Securities” to include the Transferred Founder Shares. The amendments set forth in the Second Amendment to Registration Rights Agreement became effective immediately following the Closing of the Business Combination.

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), previously agreed with the Company to accept shares (the “Consideration Shares”) as payment for certain services rendered in connection with the Business Combination. On January 31, 2023, Tailwind and certain other parties entered into an amendment (the “Third Amendment to Registration Rights and Lock-Up Agreement”) to the Registration Rights and Lock-Up Agreement. The Third Amendment to Registration Rights and Lock-Up Agreement further amended the original Registration Rights and Lock-Up Agreement to, among other things, (a) amend the parties to the Registration Rights and Lock-Up Agreement, (b) amend the defined term “Lock-Up Period” to specify the lock-up period applicable to the Consideration Shares held by CCM, which lasts until the earlier of September 30, 2023 or such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, (c) expand the definition of “New Holder” to include CCM, (d) expand the scope of “Restricted Securities” to include the Consideration Shares and (e) allow CCM to transfer any shares of Common Stock prior to the expiration of the Lock-Up Period if the sale price of the common stock at which the transfer occurs (x) equals or exceeds the VWAP per share of common stock for the previous trading day, and (y) exceeds $5.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); provided, however, that any such transfer(s) by CCM may not exceed more than 20% of the traded volume on the date of transfer. The amendments set forth in the Third Amendment to Registration Rights Agreement became effective immediately following the Closing of the Business Combination.

On March 10, 2023, the Company and certain other parties entered into an amendment to the Registration Rights and Lock-Up Agreement (the “Fourth Amendment to Registration Rights and Lock-Up Agreement”). The Fourth Amendment to Registration Rights and Lock-Up Agreement amended the Registration Rights and Lock-Up Agreement to expand the scope of “Permitted Transfers” by the Anzu Investors by removing the requirement that the price at which such transfers occur must exceed $5.00 per share of Common Stock.

Sale Option Agreement

Concurrently with the execution and delivery of the Registration Rights and Lock-Up Agreement, the Company and the Anzu SPVs entered into the Sale Option Agreement. Pursuant to the terms of the Sale Option Agreement, in the event an Anzu SPV transfers any shares of Common Stock beneficially owned or owned of record by such holder prior to the expiration of the lock-up period applicable to such holder in a Permitted Transfer (as defined therein), such holder must notify the Company of the Permitted Transfer, whereupon, the Company has the right, but not the obligation, to cause such holder to use up to 2/3 of the gross proceeds of the Permitted Transfer to purchase Preferred Stock from the Company at a price equal to $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

On November 22, 2022, Tailwind and certain other parties entered into an Amendment to Preferred Stock Sale Option Agreement that, among other things, amended the parties to the original Sale Option Agreement, which such amendment became effective immediately following the Closing.

On November 28, 2022, Tailwind and certain other parties entered into a Second Amendment to Preferred Stock Sale Option Agreement that, among other things restricts the ability of the Anzu SPVs to transfer (i) any shares of Preferred Stock that was acquired by such Anzu SPV pursuant to the Company’s exercise of the Option(as defined in the Sale Option Agreement), and (ii) any shares of Common Stock to be issued to such Anzu SPV as a result of any conversion of any shares of Preferred Stock referred to in the foregoing clause (i), until the earliest of (A) December 29, 2023, (B) the date that the aggregate number of shares of Common Stock sold under the 10b5-1 Sales Plan results in no remaining shares of Common Stock being available for Tigress to sell under the plan with respect to such Anzu SPV or (C) the termination of the 10b5-1 Sales Plan with respect to such Anzu SPV. Each of the Anzu SPVs has agreed in the Sale Option Agreement not to sell any shares of Preferred Stock which it may be required by the Company to purchase pursuant to the Sale Option Agreement or any shares of Common Stock issued upon conversion thereof, absent consent of the Company or for certain related party transfers, gifts or transfers to the Company or certain related parties, while the 10b5-1 Sales Plan is in effect with respect to such Anzu SPV, unless (x) an announcement of a bona fide tender or exchange offer is made by a person other than (A) the Anzu SPVs or (B) an affiliate of the Anzu SPVs where such affiliation does not arise with or through the

Company with respect to the Common Stock or Preferred Stock or (y) a public announcement is made by the Company or a person controlled by the Company with respect to a bona fide merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Company as a result of which the Common Stock or Preferred Stock will be exchanged for or converted into shares of another company. The Second Amendment to Preferred Stock Sale Option Agreement also provides that the Company will request the board of directors of the Company, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof, to adopt one or more resolutions consistent with the interpretive guidance of the SEC designed to cause each acquisition of shares of Preferred Stock by the Anzu SPVs pursuant to the Sale Option Agreement to be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder to the extent consistent with applicable law.

On March 10, 2023, Tailwind and certain other parties entered into a Third Amendment to Preferred Stock Sale Option Agreement that revised the definition of an “Option Period” during which the Company may exercise the Option to mean (i) the first through third trading day of each month, with respect to permitted transfers made by the holder during the period beginning with the start of the eleventh trading day of the preceding month and continuing through the end of the preceding month, and (ii) the eleventh through thirteenth trading day of each month, with respect to permitted transfers made during the first ten trading days of that month.

Stockholder Support Agreement

In connection with the execution of the Business Combination Agreement, the Company and certain stockholders of Legacy Nuburu entered into the Stockholder Support Agreement, pursuant to which such stockholders of Legacy Nuburu agreed to, among other things, vote all of their shares of Nuburu Common Stock and Nuburu Preferred Stock in favor of the Business Combination Agreement and the Business Combination, including the Merger, and to waive all of their right in respect of the Preferred Stock Issuance (other than with respect to any shares issued pursuant to the conversion of the Company Notes).

Indemnification Agreements

The Company has entered into separate indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the Certificate of Incorporation and our bylaws. These agreements, among other things, require the Company to indemnify the Company’s directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the Company’s request. For more information regarding these indemnification arrangements, see “Management — Limitation on Liability and Indemnification of Directors and Officers.” The Company believes that these charter and bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in the Certificate of Incorporation and our bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit the Company and its stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Director Letter Agreements

Nuburu has entered into letter agreements with the persons serving on the board of directors as non-employee directors. See the section titled “Executive Compensation — Director Compensation”.

Related Party Employee Agreement

Matt Finuf, the son-in-law of Dr. Mark Zediker, is the Company's Vice President of Operations. The Company paid aggregate compensation to Mr. Finuf of approximately $182,000 in 2022, comprised of salary.

Anzu Designee Letter Agreement

On November 28, 2022, the Company, Legacy Nuburu and Anzu Partners entered into the Anzu Designee Letter Agreement that, among other things provides that the Company and Legacy Nuburu will use their respective reasonable best efforts to cause Daniel Hirsch (or, if Mr. Hirsch is unable to serve as a director of the Company at the Effective Time, then another representative designated by Anzu Partners in writing and reasonably acceptable to Legacy Nuburu) to be a member of the board of directors of the Company as a Class III director pursuant to Section 2.05(b) and Section 7.15(a) of the Business Combination Agreement (such representative, the “Anzu Representative”). In addition, following the Effective Time, in connection with any vacancy caused by the departure of the Anzu Representative from the board of directors of the Company (unless Anzu Partners declines in writing to designate a successor nominee), the Company will cause such vacancy to be filled by one designee of Anzu Partners (to be selected by Anzu Partners, with notice of such selection to be delivered in writing to the Company, and reasonably acceptable to the Company). The foregoing obligation automatically terminates at the close of business on the day on which the initial term of the Class III directors ends, which is expected to be in the second quarter of 2025.

Anzu Resolutions Letter Agreement

On December 8, 2022, the Company and Anzu Partners entered into a Letter Agreement requiring the Company to adopt resolutions substantially in the form set forth as Schedule A thereto. Such resolutions were adopted by Tailwind’s board of directors prior to Closing and again ratified by the Company’s board of directors immediately following Closing. The resolutions approved the acquisition of certain pecuniary interests in Common Stock and Preferred Stock of the Company by each Anzu Investor, and certain affiliates of the Anzu Investors (the “Designated Persons”) (including any Designator Persons that may be deemed “directors by deputization” of the Company so long as they remain such “directors by deputization”), for purposes of Rule 16b-3 promulgated under the Exchange Act, as a result of the Business Combination or otherwise pursuant to the Business Combination Agreement and the other agreements and documents contemplated thereby (including, without limitation, the Anzu Partners Warrant, all other outstanding warrants to purchase Legacy Nuburu capital stock or the Sale Option Agreement, and the conversion of any Preferred Stock acquired as otherwise described in the resolutions) (collectively, the “Exempt Transactions”).

Rule 16b-3 exempts from the short-swing profits liability provisions of Section 16(b) of the Exchange Act certain transactions in an issuer’s securities between the issuer or its majority-owned subsidiaries and its officers and directors if, among other things, the transaction is approved in advance by the issuer’s board of directors or a disinterested committee of the issuer’s board of directors. The Rule 16b-3 exemption extends to any such transactions by an entity beneficially owning more than 10% of a class of an issuer’s equity securities if the entity is a “deputized” director because it has a representative on the issuer’s board of directors. The board of directors’ intent in approving the Exempt Transactions for purposes of Rule 16b-3 was to exempt such transactions from the short-swing profits liability provisions of Section 16(b) of the Exchange Act.

Permitted Anzu SPV Transactions

Pursuant to the Registration Rights Agreement, the Anzu SPVs may at any time following the Closing Date, including during the 180-day Lock-up Period otherwise applicable to such holders, transfer otherwise restricted shares of Common Stock if the sale price of the Common Stock at which the transfer occurs exceeds the 10-day VWAP per share of Common Stock (each such transfer by an Anzu SPV, a “Permitted Transfer”).

Pursuant to the Sale Option Agreement, during each Option Period (as defined below) the Company shall have the right (an “Option”), but not the obligation, to cause any Anzu SPV to use up to 2/3 of the gross proceeds of Permitted Transfers made by such holder to purchase Preferred Stock from the Company at a purchase price of $10.00 per share of Preferred Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) (each such a purchase by an Anzu SPV, a “Preferred Stock Purchase”). An “Option Period” shall mean (i) the first through third trading day of each month, with respect to Permitted Transfers made by the holder during the period beginning with the start of the eleventh trading day of the preceding month and continuing through the end of the preceding month, and (ii) the eleventh through thirteenth trading day of each month, with respect to Permitted Transfers made during the first ten trading days of that month. If the Company causes the Anzu SPV to make Preferred Stock Purchases, the Company has an obligation to file a registration statement to register the shares of underlying Common Stock issuable upon conversion of any Preferred Stock so purchased.

The Anzu Investors, who immediately following the Closing owned 18,345,111 shares of Common Stock collectively (amounting to approximately 55.7% of the outstanding shares of Common Stock as of the Closing Date) and 1,081,361 shares of Preferred Stock (amounting to approximately 38.0% of our issued and outstanding Preferred Stock as of the Closing Date), entered into an agreement (the “10b5-1 Sales Plan”) with Tigress pursuant to Rule 10b5-1 under the Exchange Act and amended it on March 10, 2023. The 10b5-1 Sales Plan relates to all of the shares of Common Stock received by the Anzu Investors at Closing. It does not relate to any shares of Preferred Stock (whether owned upon Closing or acquired thereafter) or any shares of Common Stock that are issuable upon conversion thereof. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the employee, director, officer or affiliated stockholder when entering into the plan, without further direction from the employee, officer, director or affiliated stockholder. Pursuant to the 10b5-1 Sales Plan, Tigress is authorized, subject to certain price and volume parameters, to sell up to 18,345,111 shares of Common Stock, representing all of the shares of Common Stock received by the Anzu Investors at Closing. during the period (the “Plan Period”) commencing on the later of (i) the first regular trading day following the date that is 30 days following the date of the amendment of the 10b5-1 Sales Plan and (ii) the first regular trading day after the effectiveness of our Registration Statement on Form S-1 (File No. 333-269610) filed with the SEC on February 7, 2023 and terminating on the earliest of (i) the date on which Tigress is required to terminate sales under the 10b5-1 Sales Plan pursuant to the terms thereof, including with respect to any given Anzu Investor upon one day’s prior written notice by such Anzu Investor, (ii) December 29, 2023, and (iii) the date that the aggregate number of shares of Common Stock sold under the 10b5-1 Sales Plan results in no remaining shares of Common Stock available for Tigress to sell. Each of the Anzu SPVs has agreed in the Sale Option Agreement not to sell any shares of Preferred Stock which it may be required by the Company to purchase pursuant to the Sale Option Agreement or any shares of Common Stock issued upon conversion thereof, absent consent of the Company or for certain related party transfers, gifts or transfers to the Company or certain related parties, while the 10b5-1 Sales Plan is in effect with respect to such Anzu SPV, unless (x) an announcement of a bona fide tender or exchange offer is made by a person other than (A) the Anzu SPVs or (B) an affiliate of the Anzu SPVs where such affiliation does not arise with or through the Company with respect to the Common Stock or Preferred Stock or (y) a public announcement is made by the Company or a person controlled by the Company with respect to a bona fide merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of as a result of which the Common Stock or Preferred Stock will be exchanged for or converted into shares of another company.

On November 28, 2022, the Company and certain other parties entered into a Second Amendment to Preferred Stock Sale Option Agreement that, among other things provides that the Company will request the board of directors, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof, to adopt one or more resolutions consistent with the interpretive guidance of the SEC designed to cause each acquisition of shares of Preferred Stock by the Anzu SPVs pursuant to the Sale Option Agreement to be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder to the extent consistent with applicable law (for more information, see “— Sale Option Agreement”).

Related Person Transactions Policy

The Company’s board of directors has adopted a written Related Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the Company’s policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or any of its subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.

Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of the Company’s voting securities (including Common Stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of the Company’s voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to the Company’s audit committee (or, where review by the Company’s audit committee would be inappropriate, to another independent body of the Company’s board of directors) for review. To identify related person transactions in advance, the Company will rely on information supplied by the Company’s executive officers, directors and certain significant stockholders. In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

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the risks, costs, and benefits to the Company;
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the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
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the terms of the transaction;
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the availability of other sources for comparable services or products; and
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the terms available to or from, as the case may be, unrelated third parties.

The Company’s audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests. All of the transactions described in this section were entered into prior to the adoption of such policy.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Code of Business Conduct and Ethics

The Company’s board of directors has adopted a code of business conduct and ethics (the "Code of Conduct"), applicable to all of the Company’s employees, executive officers and directors. The Code of Conduct is available on the Company’s website. Information contained on or accessible through the Company’s website is not a part of this Proxy Statement. The nominating and corporate governance committee of the Company’s board of directors is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. the Company expects that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on its website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. The board of directors adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the board of directors follows with respect to board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position, as well as minimum shareholding requirements for our officers and directors. A copy of our Corporate Governance Guidelines is available on the “Corporate Governance” section of our investor relations website at https://ir.nuburu.net/governance/governance-documents/default.aspx.

Director Independence

The board of directors has determined that each of the directors on the board of directors other than Dr. Mark Zediker (who serves as the Chief Executive Officer of the Company) and Daniel Hirsch (who serves as a consultant to and Executive in Residence of Anzu Partners) qualifies as an independent director, as defined under the rules of NYSE American, and the Company’s board of directors consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE American relating to director independence requirements. In addition, the Company is subject to the rules of the SEC and NYSE American relating to the membership, qualifications, and operations of the audit committee, as discussed below.

Leadership Structure of the Board of Directors

One of the key functions of the board of directors is informed oversight of the Company’s risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and the audit committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

The audit committee also monitors compliance with legal and regulatory requirements. The Company’s compensation committee also assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Role of Board of Directors in Risk Oversight Process

One of the key functions of the board of directors is informed oversight of the Company’s risk management process. The board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors is responsible for monitoring and assessing strategic risk exposure and the audit committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

The audit committee also monitors compliance with legal and regulatory requirements. The Company’s compensation committee also assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Board Committees

The Company’s board of directors has three standing committees — an audit committee, a compensation committee, and a nominating and corporate governance committee. Copies of the charters for each committee are available on the Company’s website.

The following table provides information on the board of director's current committee memberships.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Dr. Mark Zediker
Dr. Ake Almgren	X		X	X
Daniel Hirsch
Lily Yan Hughes		X	Chair	X
Kristi Hummel		Chair		X
Elizabeth Mora	Chair			X
Ron Nicol	X	X		X

Audit Committee

The Company’s audit committee consists of Elizabeth Mora, Ron Nicol and Dr. Ake Almgren. The board of directors has determined that each of the members of the audit committee satisfies the independence requirements of NYSE American and Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements in accordance with NYSE American’s audit committee requirements. In arriving at this determination, the board of directors examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

Ms. Mora serves as the chair of the audit committee. The board of directors has determined that Ms. Mora qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of NYSE American’s rules. In making this determination, the board of directors considered Ms. Mora’s formal education and previous experience in financial roles. Both the Company’s independent registered public accounting firm and management periodically meet privately with the Company’s audit committee.

The functions of this committee include, among other things:

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evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;
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reviewing the Company’s financial reporting processes and disclosure controls;
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reviewing and approving the engagement of the Company’s independent auditors to perform audit services and any permissible non-audit services;
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reviewing the adequacy and effectiveness of the Company’s internal control policies and procedures, including the responsibilities, budget, staffing and effectiveness of the Company’s internal audit function;
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reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by the Company;
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obtaining and reviewing at least annually a report by the Company’s independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;
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monitoring the rotation of partners of the Company’s independent auditors on the Company’s engagement team as required by law;
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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of the Company’s independent auditor;
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reviewing the Company’s annual and quarterly financial statements and reports, including the disclosures contained in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such periodic reports, and discussing the statements and reports with the Company’s independent auditors and management;
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reviewing with the Company’s independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of the Company’s financial controls and critical accounting policies;
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reviewing with management and the Company’s auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding financial controls, accounting, auditing or other matters;
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preparing the report that the SEC requires in the Company’s annual proxy statement;
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reviewing and providing oversight of any related party transactions in accordance with the Company’s related party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including the Company’s code of ethics;
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reviewing the Company’s major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and
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reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

The composition and function of the audit committee comply with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and regulations. The Company will comply with future requirements to the extent they become applicable to the Company. The audit committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section of Nuburu’s investor relations website at https://ir.nuburu.net/governance/governance-documents/default.aspx.

Compensation Committee

The Company’s compensation committee consists of Kristi Hummel, Ron Nicol and Lily Yan Hughes. Ms. Hummel serves as the chair of the compensation committee. The Company’s board of directors has determined that each of the members of the compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of NYSE American. The functions of the committee include, among other things:

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reviewing and approving the corporate objectives that pertain to the determination of executive compensation;
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reviewing and approving the compensation and other terms of employment of the Company’s executive officers;
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reviewing and approving performance goals and objectives relevant to the compensation of the Company’s executive officers and assessing their performance against these goals and objectives;
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making recommendations to the Company’s board of directors regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Company’s board of directors;
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reviewing and making recommendations to the Company’s board of directors regarding the type and amount of compensation to be paid or awarded to the Company’s non-employee board members;
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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
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administering the Company’s equity incentive plans, to the extent such authority is delegated by the Company’s board of directors;
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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements and any other material arrangements for the Company’s executive officers;
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reviewing with management the Company’s disclosures under the caption “Compensation Discussion and Analysis” in the Company’s periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such periodic report or proxy statement;
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preparing an annual report on executive compensation that the SEC requires in the Company’s annual proxy statement; and
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reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with the Company’s board of directors.

The composition and function of its compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and NYSE American rules and regulations. The Company will comply with future requirements to the extent they become applicable to the Company. The compensation committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section of Nuburu’s investor relations website at https://ir.nuburu.net/governance/governance-documents/default.aspx.

Nominating and Corporate Governance Committee

The Company’s nominating and corporate governance committee consists of Lily Yan Hughes and Dr. Ake Almgren. The Company’s board of directors has determined that each of the members of the Company’s nominating and corporate governance committee satisfies the independence requirements of NYSE American.

Ms. Hughes serves as the chair of the Company’s nominating and corporate governance committee. The functions of this committee include, among other things:

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identifying, reviewing and making recommendations of candidates to serve on the Company’s board of directors;
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evaluating the performance of the Company’s board of directors, committees of the Company’s board of directors and individual directors and determining whether continued service on the Company’s board of directors is appropriate;
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evaluating nominations by stockholders of candidates for election to the Company’s board of directors;
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evaluating the current size, composition and organization of the Company’s board of directors and its committees and making recommendations to the Company’s board of directors for approvals;
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developing a set of corporate governance policies and principles and recommending to the Company’s board of directors any changes to such policies and principles;
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reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Company’s board of directors current and emerging corporate governance trends; and
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reviewing periodically the nominating and corporate governance committee charter, structure and membership requirements and recommending any proposed changes to the Company’s board of directors, including undertaking an annual review of its own performance.

The composition and function of the nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and NYSE American rules and regulations. The Company will comply with future requirements to the extent they become applicable. The nominating and corporate governance committee’s functions are more fully described in its charter, which is available in the “Corporate Governance” section of Nuburu’s investor relations website at https://ir.nuburu.net/governance/governance-documents/default.aspx.

Attendance at Board and Stockholder Meetings

Upon the Closing of the Business Combination on January 31, 2023, the board of directors was reconstituted and none of the members of the board of directors of Tailwind Acquisition Corp. continued as members of the board of directors. As none of our incumbent board members were serving on the board of directors prior to January 31, 2023, none of our incumbent board members attended meetings of the board of directors or the committees of the board of directors held during the fiscal year ended December 31, 2022.

Since the Closing of the Business Combination our board of directors have held three meetings (including regularly scheduled and special meetings), and all directors except for two attended the meetings. Each director is required to attend at least 75% of the aggregate of (1) the total number of meetings of the board of directors held during each period for which he or she has been a director and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. This Annual Meeting will be our first annual meeting of our stockholders following the Closing of the Business Combination.

Executive Sessions of Non-Employee Directors

To encourage and enhance communication among non-employee directors, and as required under applicable NYSE American rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s compensation committee has ever been an executive officer or employee of the Company. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the Company’s board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating potential director nominees. In its evaluation of director candidates, including the current directors eligible for re-election, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors and other director qualifications. While our board has not established minimum qualifications for board members, some of the factors that our nominating and corporate governance committee considers in assessing director nominee qualifications include, without limitation, issues of character, professional ethics and integrity, judgment, business experience and diversity, and with respect to diversity, such factors as race, ethnicity, gender, differences in professional background, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences.

If our nominating and corporate governance committee determines that an additional or replacement director is required, then the committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, board or management.

After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

Stockholder Recommendations and Nominations to our Board of Directors

Our nominating and corporate governance committee will consider recommendations and nominations for candidates to our board of directors from stockholders in the same manner as candidates recommended to the committee from other sources, so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and amended and restated bylaws, all applicable company policies and all applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our bylaws and corporate governance guidelines and the director nominee criteria described above.

A stockholder that wants to recommend a candidate to our board of directors should direct the recommendation in writing by letter to our corporate secretary at Nuburu, Inc., 7442 S Tucson Way, Suite 130, Centennial, CO 80112, Attention: Corporate Secretary. Such recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and us and evidence of the recommending stockholder’s ownership of our capital stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate. Stockholder recommendations must be received by December 31st of the year prior to the year in which the recommended candidate(s) will be considered for nomination. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC and should be sent in writing to our corporate secretary at the address above. To be timely for our 2024 annual meeting of stockholders, nominations must be received by our corporate secretary observing the deadlines discussed below under “Other Matters—Stockholder Proposals or Director Nominations for 2024 Annual Meeting.”

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our executive officers, and the members of our board of directors are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities (other than stock options, restricted stock units and other compensatory awards issued to such individuals by us), (3) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted to them by us as part of their compensation or held, directly or indirectly, by them, (4) pledging any of our securities as collateral for any loans and (5) holding our securities in a margin account.

Limitation on Liability and Indemnification of Directors and Officers

The Certificate of Incorporation limits the Company’s directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

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for any transaction from which the director derives an improper personal benefit;
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for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
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for any unlawful payment of dividends or redemption of shares; or
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for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the Company’s directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The DGCL and our bylaws provide that the Company will, in certain situations, indemnify the Company’s directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, the Company has entered into separate indemnification agreements with the Company’s directors and officers. These agreements, among other things, require the Company to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

The Company maintains a directors’ and officers’ insurance policy pursuant to which the Company’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. The Company believes these provisions in the Certificate of Incorporation and our bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the board of directors, any committee of the board of directors or any specified individual directors, they should send their correspondence to the attention of our Corporate Secretary at 7442 S Tucson Way, Suite 130, Centennial, CO 80112. The communication should include the name, mailing address and telephone number of the stockholder sending the communication, the number of shares of stock owned by the stockholder and, if not the owner of record, the name of the owner of record of the shares beneficially owned by the stockholder, in order to permit stockholder status to be confirmed and for the Company to provide a response if deemed appropriate. The Corporate Secretary will forward the communication to the relative directors or the board of directors as a whole.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports, or notices of internet availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement, annual report, or notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Nuburu stockholders may be “householding” our proxy materials. A single proxy statement, annual report, or notice of internet availability of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, annual report, or notice of internet availability of proxy materials, you may (1) notify your broker or (2) direct your written request to: Investor Relations, Nuburu, Inc., 7442 S Tucson Way, Suite 130, Centennial, CO 80112. Stockholders who currently receive multiple copies of the proxy statement, annual report, or notice of internet availability of proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement, annual report, or notice of internet availability of proxy materials promptly to any stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Stockholder Proposals or Director Nominations for 2024 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting pursuant to Rule 14a‑8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 23, 2023. In addition, stockholder proposals must comply with the requirements of Rule 14a‑8 regarding the inclusion of stockholder proposals in company‑sponsored proxy materials. Proposals should be addressed to:

Nuburu, Inc.
Attention: Corporate Secretary

7442 S Tucson Way, Suite 130,

Centennial, CO 80112

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Mountain Time, on February 17, 2024, and
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no later than 5:00 p.m., Mountain Time, on March 18, 2024.

In the event that we hold our 2023 annual meeting more than 30 days before or more than 70 days after the one-year anniversary of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices:

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no earlier than 8:00 a.m., Mountain Time, on the 120th day prior to the day of our 2024 annual meeting, and
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no later than 5:00 p.m., Mountain Time, on the later of (i) the 90th day prior to the day of our 2024 annual meeting and (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of our Common Stock, file reports of ownership and changes in ownership with the SEC. Based on our review of such filings and written representations from certain reporting persons that no Form 5 is required, we believe that during the fiscal years ended December 31, 2022, 2021 and 2020, all directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

Annual Reports

Our Annual Report (which is not a part of our proxy soliciting materials) will be mailed with this Proxy Statement to those stockholders that request and receive a copy of the proxy materials in the mail. Stockholders that received the Notice of Internet Availability of Proxy Materials can access the Annual Report and this Proxy Statement on the website referenced on the Notice of Internet Availability of Proxy Materials. The Annual Report and this Proxy Statement are also available on the “SEC Filings” section of our investor relations website at https://ir.nuburu.net/financials/sec-filings/default.aspx and at the SEC’s website at www.sec.gov. Please note that the information on our website is not part of this Proxy Statement.

Upon written request by a Nuburu stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Chief Financial Officer, 7442 S Tucson Way, Suite 130, Centennial, CO 80112.

By order of the Board of Directors,
/s/ Mark Zediker
Dr. Mark Zediker
Chief Executive Officer, Co-Founder and Director

April 21, 2023

NUBURU YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/BURU Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-520-4351 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Nuburu, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 18, 2023 TIME: Friday, June 16, 2023 9:00 AM, Mountain Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BURU for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Dr. Mark Zediker, our Chief Executive Officer, and Brian Knaley, our Chief Financial Officer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Nuburu, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Nuburu, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 18, 2023 TIME: Friday, June 16, 2023 9:00 AM, Mountain Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/BURU for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Dr. Mark Zediker, our Chief Executive Officer, and Brian Knaley, our Chief Financial Officer (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Nuburu, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/BURU • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-520-4351 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Nuburu, Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE 1.To elect the two Class I directors named in the Proxy Statement to hold office until the annual meeting of stockholders to be held in 2026 and until their successors are duly elected and qualified. BOARD OF DIRECTORS RECOMMENDS FORWITHHOLD 1.01Dr. Ake Almgren FOR 1.02 Kristi Hummel FOR 2.To ratify the selection, by the audit committee (the “Audit Committee”) and our board of directors (the “Board”), of WithumSmith+ Brown, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN FOR 3.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/BURU Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable)Date Signature (if held jointly) Date